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                          VALASSIS COMMUNICATIONS, INC.

                           REVOLVING CREDIT AGREEMENT

                           DATED AS OF AUGUST 11, 1995

                             COMERICA BANK, AS AGENT



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                                TABLE OF CONTENTS
                                -----------------

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
         1.       DEFINITIONS...................................................................................  1

                  1.1        "Account(s)".......................................................................  1
                  1.2        "Account Debtor"...................................................................  1
                  1.3        "Advance(s)".......................................................................  1
                  1.4        "Affiliate"........................................................................  1
                  1.5        "Agent"............................................................................  1
                  1.6        "Agent's Fees".....................................................................  1
                  1.7        "Alternate Base Rate"..............................................................  2
                  1.8        "Applicable Fee Percentage"........................................................  2
                  1.9        "Applicable Interest Rate".........................................................  2
                  1.10       "Banks"............................................................................  2
                  1.11       "Borrowing Base and Covenant Compliance
                               Report"..........................................................................  2
                  1.12       "Business Day".....................................................................  2
                  1.13       "Capital Expenditures".............................................................  2
                  1.14       "Change of Ownership"..............................................................  2
                  1.15       "Change of Control"................................................................  2
                  1.16       "Collateral".......................................................................  3
                  1.17       "Collateral Documents".............................................................  3
                  1.18       "Company Collateral Documents".....................................................  3
                  1.19       "Consolidated".....................................................................  3
                  1.20       "Consolidated Net Worth"...........................................................  3
                  1.21       "Core Business"....................................................................  3
                  1.22       "Debt".............................................................................  3
                  1.23       "De Minimis Matters"...............................................................  4
                  1.24       "Default"..........................................................................  4
                  1.25       "Dollar" or "Dollars"..............................................................  4
                  1.26       "EBITDA"...........................................................................  4
                  1.27       "Eligible Account".................................................................  4
                  1.28       "ERISA"............................................................................  6
                  1.29       "ERISA Affiliate"..................................................................  6
                  1.30       "Eurocurrency-based Advance".......................................................  6
                  1.31       "Eurocurrency-based Rate"..........................................................  6
                  1.32       "Eurocurrency-Interest Period".....................................................  7
                  1.33       "Eurocurrency Lending Office"......................................................  7
                  1.34       "Event of Default".................................................................  7
                  1.35       "Facility Fee".....................................................................  7
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                  1.36       "Federal Funds Effective Rate".....................................................  7
                  1.37       "Fees".............................................................................  7
                  1.38       "Fixed Charge Coverage Ratio"......................................................  8
                  1.39       "Financial Statements".............................................................  8
                  1.40       "Foreign Employee Benefit Plan"....................................................  8
                  1.41       "Funded Debt"......................................................................  8
                  1.42       "GAAP".............................................................................  8
                  1.43       "Governmental Obligations".........................................................  8
                  1.44       "Gross-up".........................................................................  8
                  1.45       "Guaranties".......................................................................  8
                  1.46       "Hazardous Material"...............................................................  9
                  1.47       "Hazardous Material Law(s)"........................................................  9
                  1.48       "Hereof", "hereto", "hereunder"....................................................  9
                  1.49       "Indebtedness".....................................................................  9
                  1.50       "Indentures"....................................................................... 10
                  1.51       "Interest Expense"................................................................. 10
                  1.52       "Intangible Assets"................................................................ 10
                  1.53       "Interest Period".................................................................. 10
                  1.54       "Internal Revenue Code"............................................................ 10
                  1.55       "Investment"....................................................................... 10
                  1.56       "Joint Venture".................................................................... 11
                  1.57       "Lien"............................................................................. 11
                  1.58       "Loan Documents"................................................................... 11
                  1.59       "Majority Banks"................................................................... 11
                  1.60       "Margin"........................................................................... 11
                  1.61       "Maximum Subsidiary Investment Amount"............................................. 12
                  1.62       "Moody's".......................................................................... 12
                  1.63       "Moody's Rating"................................................................... 12
                  1.64       "Mortgages"........................................................................ 12
                  1.65       "Net Income"....................................................................... 12
                  1.66       "Notes"............................................................................ 12
                  1.67       "Pension Plan(s)".................................................................. 12
                  1.68       "Percentage"....................................................................... 12
                  1.69       "Permitted Acquisitions"........................................................... 13
                  1.70       "Permitted Encumbrances"........................................................... 14
                  1.71       "Permitted Investments"............................................................ 15
                  1.72       "Permitted Merger(s)".............................................................. 16
                  1.73       "Permitted Subordinated Indebtedness".............................................. 17
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                  1.74       "Permitted Transfer(s)"............................................................ 17
                  1.75       "Person"........................................................................... 18
                  1.76       "Prime Rate"....................................................................... 18
                  1.77       "Prime-based Advance".............................................................. 18
                  1.78       "Prime-based Rate"................................................................. 18
                  1.79       "Prior Agreement".................................................................. 18
                  1.80       "Prior Lenders".................................................................... 18
                  1.81       "Prior Notes"...................................................................... 18
                  1.82       "Rating Agency".................................................................... 18
                  1.83       "Request for Advance".............................................................. 18
                  1.84       "Revolving Credit"................................................................. 18
                  1.85       "Revolving Credit Aggregate Commitment"............................................ 18
                  1.86       "Revolving Credit Maturity Date"................................................... 19
                  1.87       "S&P".............................................................................. 19
                  1.88       "S&P Rating"....................................................................... 19
                  1.89       "Security Agreements".............................................................. 19
                  1.90       "Senior Debt to Cash Flow Ratio"................................................... 19
                  1.91       "Senior Indentures"................................................................ 19
                  1.92       "Senior Notes"..................................................................... 19
                  1.93       "Stock Pledges".................................................................... 19
                  1.94       "Subordinated Indenture"........................................................... 20
                  1.95       "Subordinated Notes"............................................................... 20
                  1.96       "Subsidiaries Collateral Documents"................................................ 20
                  1.97       "Subsidiary(ies)".................................................................. 20
                  1.98       "Tax Payments"..................................................................... 20
                  1.99       "UCC".............................................................................. 20
                  1.100      "Wholly-Owned Subsidiary".......................................................... 20
                  1.101      "Wichita Bonds".................................................................... 21

         2.       REVOLVING CREDIT.............................................................................. 21

                  2.1        Revolving Credit Commitment........................................................ 21
                  2.2        Accrual of Interest and Maturity................................................... 21
                  2.3        Requests for Advances and Requests for
                               Refundings and Conversions of Advances........................................... 21
                  2.4        Disbursement of Advances........................................................... 23
                  2.5        Prime-based Advance in Absence of Election or
                               Upon Default..................................................................... 24

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                  2.6        Facility Fee....................................................................... 24
                  2.7        Reduction of Indebtedness; Revolving Credit
                               Aggregate Commitment............................................................. 24
                  2.8        Revolving Credit as Renewal; Application of
                               Advances Thereafter.............................................................. 24
                  2.9        Extension of Revolving Credit Maturity
                               Date............................................................................. 25
                  2.10       Optional Reduction or Termination of
                               Revolving Credit Aggregate Commitment............................................ 25

         3.       MARGIN ADJUSTMENTS; INTEREST PAYMENTS......................................................... 26

                  3.1        Margin Adjustments................................................................. 26
                  3.2        Prime-based Interest Payments...................................................... 26
                  3.3        Eurocurrency-based Interest Payments............................................... 27
                  3.4        Interest Payments on Conversions................................................... 27
                  3.5        Interest on Default................................................................ 27
                  3.6        Prepayment......................................................................... 27

         4.       CONDITIONS.................................................................................... 28

                  4.1        Execution of Notes and this Agreement.............................................. 28
                  4.2        Corporate Authority................................................................ 28
                  4.3        Company Collateral Documents....................................................... 28
                  4.4        Subsidiaries Collateral Documents.................................................. 29
                  4.5        Licenses, Permits, Etc............................................................. 29
                  4.6        Representations and Warranties -- All
                               Parties.......................................................................... 30
                  4.7        Opinion of Counsel................................................................. 30
                  4.8        No Default; No Material Adverse Change............................................. 30
                  4.9        Company's Certificate.............................................................. 30
                  4.10       Other Documents and Instruments.................................................... 30
                  4.11       Continuing Conditions.............................................................. 30

         5.       REPRESENTATIONS AND WARRANTIES................................................................ 31

                  5.1        Corporate Authority................................................................ 31
                  5.2        Due Authorization - Company........................................................ 31

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                  5.3        Due Authorization - Subsidiaries................................................... 32
                  5.4        Title to Collateral - Company...................................................... 32
                  5.5        Title to Collateral - Subsidiaries................................................. 32
                  5.6        Encumbrances....................................................................... 32
                  5.7        Capital Stock; Shareholders; Subsidiaries.......................................... 32
                  5.8        Investments in Non-Subsidiaries.................................................... 32
                  5.9        Taxes.............................................................................. 33
                  5.10       No Defaults........................................................................ 33
                  5.11       Enforceability of Agreement and Loan
                               Documents -- Company............................................................. 33
                  5.12       Enforceability of Loan Documents --
                               Subsidiaries..................................................................... 33
                  5.13       Compliance with Laws............................................................... 33
                  5.14       Non-contravention -- Company....................................................... 33
                  5.15       Non-contravention -- Subsidiaries.................................................. 34
                  5.16       No Litigation -- Company........................................................... 34
                  5.17       No Litigation -- Subsidiaries...................................................... 34
                  5.18       Consents, Approvals and Filings, Etc............................................... 34
                  5.19       Agreements Affecting Financial Condition........................................... 35
                  5.20       No Investment Company or Margin Stock.............................................. 35
                  5.21       ERISA.............................................................................. 35
                  5.22       Conditions Affecting Business or
                               Properties....................................................................... 36
                  5.23       Environmental and Safety Matters................................................... 36
                  5.24       Accuracy of Information............................................................ 37
                  5.25       Foreign Employee Benefit Plans..................................................... 37

         6.       AFFIRMATIVE COVENANTS......................................................................... 38

                  6.1        Preservation of Existence, Etc..................................................... 38
                  6.2        Keeping of Books................................................................... 38
                  6.3        Reporting Requirements............................................................. 38
                  6.4        Net Worth.......................................................................... 40
                  6.5        Fixed Charge Coverage Ratio........................................................ 40
                  6.6        Senior Debt to Cash Flow Ratio..................................................... 41
                  6.7        EBITDA............................................................................. 41
                  6.8        Taxes.............................................................................. 41
                  6.9        Inspections........................................................................ 41

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                  6.10       Further Assurances; Financing Statements........................................... 42
                  6.11       Compliance with Leases............................................................. 42
                  6.12       Indemnification.................................................................... 42
                  6.13       Governmental and Other Approvals................................................... 42
                  6.14       Insurance.......................................................................... 43
                  6.15       Compliance with Laws............................................................... 43
                  6.16       Compliance with ERISA.............................................................. 44
                  6.17       ERISA Notices...................................................................... 44
                  6.18       Foreign Employee Benefit Plans..................................................... 45
                  6.19       Notices re Other Debt.............................................................. 45
                  6.20       Rating Change...................................................................... 45
                  6.21       Wichita Bonds...................................................................... 45

         7.       NEGATIVE COVENANTS............................................................................ 45

                  7.1        Capital Structure and Redemptions.................................................. 45
                  7.2        Business Purposes.................................................................. 46
                  7.3        Mergers or Dispositions............................................................ 46
                  7.4        Indebtedness....................................................................... 46
                  7.5        Liens.............................................................................. 47
                  7.6        Acquisitions....................................................................... 47
                  7.7        Dividends.......................................................................... 47
                  7.8        Investments........................................................................ 48
                  7.9        Accounts Receivable................................................................ 49
                  7.10       Transactions with Affiliates....................................................... 49
                  7.11       No Further Negative Pledges........................................................ 49
                  7.12       Permitted Subordinated Indebtedness................................................ 49
                  7.13       Sale and Leaseback................................................................. 49
                  7.14       Corporate Documents................................................................ 50
                  7.15       Fiscal Year........................................................................ 50
                  7.16       Senior Notes....................................................................... 50
                  7.17       Maximum Subsidiary Investment Amount............................................... 50

         8.       DEFAULTS...................................................................................... 50

                  8.1        Events of Default.................................................................. 50
                  8.2        Exercise of Remedies............................................................... 52
                  8.3        Rights Cumulative.................................................................. 53

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                  8.4        Waiver by Company of Certain Laws.................................................. 53
                  8.5        Waiver of Defaults................................................................. 53
                  8.6        Deposits and Accounts.............................................................. 53

         9.       PAYMENTS, RECOVERIES AND COLLECTIONS.......................................................... 54

                  9.1        Payment Procedure.................................................................. 54
                  9.2        Application of Proceeds of Collateral.............................................. 55
                  9.3        Pro-rata Recovery.................................................................. 56
                  9.4        Deposits and Accounts.............................................................. 56

         10.      CHANGES IN LAW OR CIRCUMSTANCES; INCREASED COSTS.............................................. 56

                  10.1       Reimbursement of Prepayment Costs.................................................. 56
                  10.2       Agent's Eurocurrency Lending Office................................................ 57
                  10.3       Circumstances Affecting Eurocurrency-based
                               Rate Availability................................................................ 57
                  10.4       Laws Affecting Eurocurrency-based Advance
                               Availability..................................................................... 58
                  10.5       Increased Cost of Eurocurrency-based
                               Advances......................................................................... 58
                  10.6       Other Increased Costs.............................................................. 59

         11.      AGENT......................................................................................... 60

                  11.1       Appointment of Agent............................................................... 60
                  11.2       Deposit Account with Agent......................................................... 60
                  11.3       Scope of Agent's Duties............................................................ 60
                  11.4       Successor Agent.................................................................... 61
                  11.5       Loans by Agent..................................................................... 62
                  11.6       Credit Decisions................................................................... 62
                  11.7       Agent's Fees....................................................................... 62
                  11.8       Authority of Agent to Enforce Notes and This
                               Agreement........................................................................ 62
                  11.9       Indemnification.................................................................... 62
                  11.10      Knowledge of Default............................................................... 63
                  11.11      Agent's Authorization; Action by Banks............................................. 63
                  11.12      Enforcement Actions by the Agent................................................... 64
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         12.      MISCELLANEOUS................................................................................. 64

                  12.1       Restatement of Prior Agreement..................................................... 64
                  12.2       Accounting Principles.............................................................. 64
                  12.3       Consent to Jurisdiction............................................................ 65
                  12.4       Law of Michigan.................................................................... 65
                  12.5       Interest........................................................................... 65
                  12.6       Closing Costs and Other Costs...................................................... 66
                  12.7       Notices............................................................................ 66
                  12.8       Further Action..................................................................... 67
                  12.9       Successors and Assigns; Participations;
                               Assignments...................................................................... 67
                  12.10      Indulgence......................................................................... 67
                  12.11      Counterparts....................................................................... 67
                  12.12      Amendment and Waiver............................................................... 68
                  12.13      Taxes and Fees..................................................................... 68
                  12.14      Confidentiality.................................................................... 68
                  12.15      Withholding Taxes.................................................................. 69
                  12.16      Release of Collateral.............................................................. 70
                  12.17      Power of Attorney.................................................................. 70
                  12.18      WAIVER OF JURY TRIAL............................................................... 71
                  12.19      Complete Agreement; Conflicts...................................................... 71
                  12.20      Severability....................................................................... 71
                  12.21      Table of Contents and Headings..................................................... 72
                  12.22      Construction of Certain Provisions................................................. 72
                  12.23      Independence of Covenants.......................................................... 72
                  12.24      Reliance on and Survival of Various
                               Provisions....................................................................... 72
                  12.25      Effective Upon Execution........................................................... 72
                  12.26      Payment of Fees.................................................................... 72

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EXHIBITS
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         A        FORM OF BORROWING BASE AND COVENANT COMPLIANCE REPORT

         B        FORM OF REVOLVING CREDIT NOTE

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         C        PERCENTAGES

         D        FORM OF REQUEST FOR ADVANCE

         E        WICHITA, KANSAS LEGAL DESCRIPTION

SCHEDULES

         1.8                 Pricing Matrix
         1.72                Additional Permitted Encumbrances
         5.7                 Subsidiaries
         5.8                 Joint Ventures
         5.16                Litigation - Company
         5.17                Litigation - Subsidiaries
         5.21                Pension Plans
         5.23                Environmental Matters
         5.24                Unrealized or Anticipated losses
         7.4                 Additional Permitted Indebtedness
         7.8                 Additional Permitted Investments


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                                CREDIT AGREEMENT

         THIS CREDIT AGREEMENT ("Agreement") is made as of the 11th day of August, 1995, by and among Comerica Bank, Westpac Banking Corporation, The Long-Term Credit Bank of Japan, Ltd. Chicago Branch (individually, a "Bank", and collectively the "Banks"), Comerica Bank, as agent for the Banks (in such capacity, "Agent"), and Valassis Communications, Inc., a Delaware corporation ("Company").

         COMPANY, AGENT AND BANKS AGREE:

         1. DEFINITIONS

         For the purposes of this Agreement the following terms will have the following meanings:

         1.1 "Account(s)" shall mean any account or account receivable as defined under the UCC, including without limitation, with respect to any Person, any right of such Person to payment for goods sold or leased or for services rendered.

         1.2 "Account Debtor" shall mean the party who is obligated on or under any Account.

         1.3 "Advance(s)" shall mean a borrowing requested by Company and made by Banks under Section 2.1 of this Agreement, including without limitation any readvance, refunding or conversion of such borrowing pursuant to Section 2.3 hereof, and shall include, as applicable, a Eurocurrency-based Advance and/or Primebased Advance.

         1.4 "Affiliate" shall mean, with respect to any Person, any other Person or group acting in concert in respect of the first Person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with such first Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person or group of Persons, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of such Person, whether



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through the ownership of voting securities or by contract or otherwise.

         1.5 "Agent" shall mean Comerica Bank, in its capacity as agent hereunder, or any successor agent appointed in accordance with Section 11.4 hereof.

         1.6 "Agent's Fees" shall mean those agency and other fees and expenses required to be paid by Company to Agent under Section 11.7 hereof.

         1.7 "Alternate Base Rate" shall mean, for any day, an interest rate per annum equal to the Federal Funds Effective Rate in effect on such day, plus one-half of one percent (1/2%).

         1.8 "Applicable Fee Percentage" shall mean, as of any date of determination thereof, the applicable percentage used to calculate the Facility Fee due and payable hereunder, determined (based on the Company's Moody's Rating and S&P Rating) by reference to the appropriate columns in the pricing matrix attached to this Agreement as SCHEDULE 1.8.

         1.9 "Applicable Interest Rate" shall mean the Eurocurrencybased Rate or the Prime-based Rate, applicable to an Advance (in the case of a Eurocurrency-based Advance, for the relevant Interest Period), as selected by Company from time to time subject to the terms and conditions of this Agreement.

         1.10 "Banks" shall mean Comerica Bank, Westpac Banking Corporation, The Long Term Credit Bank of Japan, Ltd. Chicago Branch and their successors or assigns.

         1.11 "Borrowing Base and Covenant Compliance Report" shall mean the report to be furnished by Company to the Agent, in the form of attached EXHIBIT "A" and certified by the chief financial officer of Company pursuant to Section 6.3, hereof (or in such officer's absence, a responsible senior officer), in which report Company shall set forth, among other things, a report as to its Eligible Accounts and detailed calculations and the resultant ratios or financial tests with respect to the financial covenants contained in Sections 6.4, 6.5, 6.6 and 6.7 of this Agreement.

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         1.12  "Business  Day" shall mean (i) with  respect to  Eurodollar-based
Advances, any day on which commercial banks are open for domestic business in Detroit, London and New York and (ii) in all other instances, any day on which commercial banks are open for domestic business in Detroit and New York.

         1.13 "Capital Expenditures" shall mean for any period of determination, without duplication, any amounts paid or accrued during such period which in accordance with GAAP would be classified as capital expenditures on a balance sheet.

         1.14 "Change of Ownership" shall mean an event or series of events that occurs at any time by which Kerry F.B. Packer ceases to be the beneficial owner, directly or indirectly, of at least 42% of the voting stock of Company.

         1.15 "Change of Control" shall mean an event or series of events by which (i) any Person (other than Kerry F.B. Packer, James Packer or any Person in which either Kerry F. B. Packer or James Packer had the ability to control the management or policies of such Person), who as of the date hereof does not have the power to elect a majority of the Board of Directors of Company, acquires the power to vote sufficient number of shares of voting stock of Company to enable such Person to elect a majority of the Board of Directors of Company; or (ii) with respect to each Subsidiary, Company shall own, directly or indirectly, less than 51% of the issued and outstanding capital stock of such Subsidiary unless such change in ownership is the result of a Permitted Merger.

         1.16 "Collateral" shall mean all property or rights in which a security interest, mortgage, lien or other encumbrance for the benefit of the Banks is or has been granted or arises or has arisen, under or in connection with this Agreement, the other Loan Documents or otherwise.

         1.17 "Collateral Documents" shall mean the Company Collateral Documents and the Subsidiaries Collateral Documents.

         1.18 "Company Collateral Documents" shall mean the Security Agreements, the Stock Pledges, the Mortgages, and all other security documents executed and delivered by Company to the Agent, in accordance with the terms and conditions of this Agreement, as

                                       3



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the same may be amended, restated, supplemented or replaced from time to time.

         1.19 "Consolidated" or "Consolidating" shall mean, when used with reference to any financial term in this Agreement, the aggregate for two or more Persons of the amounts signified by such term for all such persons determined on a consolidated basis in accordance with GAAP. Unless otherwise specified herein, references to Consolidated or Consolidating financial statements or data of Company includes consolidation with its Subsidiaries in accordance with GAAP.

         1.20   "Consolidated   Net  Worth"  shall  mean,  as  at  any  date  of
determination, shareholders' equity as of such date as determined in accordance with GAAP.

         1.21 "Core Business" shall mean (i) with respect to Company and its Subsidiaries (other than VCI Properties, Inc.), sales promotion and related activities and (ii) with respect to VCI Properties, Inc., leasing and subleasing real property located at 52 Vanderbilt Avenue, New York, New York.

         1.22 "Debt" shall mean, as of any applicable date of determination, all items of indebtedness, obligation or liability of a Person, whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, joint or several, that should be classified as liabilities on a balance sheet of such Person; provided, however that for purposes of calculating the aggregate Debt of Company and its Subsidiaries, the direct and indirect and absolute and contingent obligations of Company and its Subsidiaries (whether direct or contingent) shall be determined without duplication.

         1.23 "De Minimis Matters" shall mean environmental or other matters, the existence of which and any liability which may result therefrom, would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the financial condition or businesses of the Company and its Subsidiaries (taken as a whole) or on the ability of the Company and Subsidiaries (taken as a whole) to pay their Debts, as such Debts become due.

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         1.24 "Default"  shall mean any event which with the giving of notice or the passage of time, or both, would constitute an Event of Default under this Agreement.

         1.25 "Dollar" or "Dollars" and the sign "$" shall mean lawful money of the United States of America.

         1.26 "EBITDA" shall mean, for any period of determination, on a Consolidated basis for the Company and its Subsidiaries, the sum of the amounts for such period of (i) Net Income, plus (ii) the amount deducted in determining Net Income representing amortization expense of assets, plus (iii) Interest Expense, plus (iv) the amount deducted in determining Net Income representing all income taxes, plus (v) the amount deducted in determining Net Income representing depreciation of assets, plus (vi) extraordinary losses (and any unusual losses arising in or outside of the ordinary course of business not included in extraordinary losses determined in accordance with GAAP which have been included in the determination of Net Income) minus (vii) extraordinary gains (and any unusual gains arising in or outside of the ordinary course of business not included in extraordinary gains determined in accordance with GAAP which have been included in the determination of Net Income).

         1.27 "Eligible Account" shall mean an Account (excluding interest and service charges) arising in the ordinary course of Company's or any of its Subsidiaries' business which meets each of the following requirements:

         (a) it is not owing more than ninety (90) days after the date of the original invoice or other writing evidencing such Account;

         (b) it arises from the sale or lease of goods and such goods have been, or will be, shipped or delivered within sixty (60) days from the date of the original invoice with respect thereto, to the Account Debtor under such Account; or it arises from services rendered and such services have been, or will be, performed within sixty (60) days from the date of the original invoice with respect thereto;

                                       5



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         (c)    it is evidenced by an invoice,  dated not later than the date of shipment or performance, rendered to such Account Debtor or some other evidence of billing acceptable to Agent;

         (d) it is not evidenced by any note, trade acceptance, draft or other negotiable instrument or by any chattel paper, unless such note or other document or instrument previously has been endorsed and delivered by Company or one of its Subsidiaries, as applicable, to Agent;

         (e) to the best of Company's knowledge, it is a valid, legally enforceable obligation of the Account Debtor thereunder, and is not subject to any offset, counterclaim or other defense on the part of such Account Debtor or to any claim on the part of such Account Debtor denying liability thereunder in whole or in part;

         (f)    it is not subject to any sale of  accounts  to any  Person,  any
                rights  of  offset,   assignment,   lien  or  security  interest
                whatsoever other than to Agent for the benefit of the Banks;

         (g) it is not owing by a Subsidiary or Affiliate of Company or its Subsidiaries, nor by an Account Debtor which (i) does not maintain its chief executive office in the United States of America or Canada, (ii) is not organized under the laws of the United States of America or Canada, or any state or province thereof, or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality or other instrumentality thereof;

         (h) it is not an account owing by the United States of America or any state or political subdivision thereof, or by any department, agency, public body corporate or other instrumentality of any of the foregoing, unless all necessary steps are taken to comply with the Federal Assignment of Claims Act of 1940, as amended, or with any comparable state law, if applicable, and all other necessary steps are taken to perfect Agent's security interest in such account;

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         (i)    it is not owing by an Account Debtor for which Company or any of its Subsidiaries has received a notice of (i) the death of the Account Debtor, any general partner of an Account Debtor which is a limited partnership or any partner of an Account Debtor which is a general partnership or co-partnership, (ii) the dissolution, liquidation, termination of existence, insolvency or business failure of the Account Debtor, (iii) the appointment of a receiver for any part of the property of the Account Debtor, or (iv) an assignment for the benefit of creditors, the filing of a petition in bankruptcy, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against the Account Debtor; and

         (j) it is not owing by any Account Debtor whose obligations Agent, acting in its reasonable discretion or at the request of Majority Banks, shall have notified Company are not deemed to constitute Eligible Accounts.

An Account which is at any time an Eligible Account, but which subsequently fails to meet any of the foregoing requirements, shall forthwith cease to be an Eligible Account.

         1.28 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, or any successor act or code and the regulations in effect from time to time thereunder.

         1.29 "ERISA Affiliate" shall mean (i) any corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Internal Revenue Code) as the Company; (ii) a partnership or other trade or business (whether or not incorporated) which is under common control (within the meaning of Section 414(c) of the Internal Revenue Code) with the Company; and (iii) a member of the same affiliated service group (within the meaning of Section 414(m) of the Internal Revenue Code) as the Company, any corporation described in clause (i) above or any partnership or trade or business described in clause (ii) above.

         1.30 "Eurocurrency-based Advance" shall mean an Advance which bears interest at the Eurocurrency-based Rate.

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


         1.31  "Eurocurrency-based   Rate"  shall  mean,  with  respect  to  any
Eurocurrency-Interest Period, the per annum interest rate which is equal to the sum of the Margin plus the quotient of:

         (A) the per annum interest rate at which Dollar deposits are offered to Agent's Eurocurrency Lending Office by other prime banks in the eurodollar market in an amount comparable to the relevant Eurocurrency-based Advance and for a period equal to the relevant Eurocurrency- Interest Period at approximately 11:00 A.M. Detroit time two (2) Business Days prior to the first day of such Eurocurrency-Interest Period, divided by

         (B) an amount equal to one minus the stated maximum rate (expressed as a decimal) of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) that is specified on the first day of such Eurocurrency-Interest Period by the Board of Governors of the Federal Reserve System (or any successor agency thereto) for determining the maximum reserve requirement with respect to eurodollar funding (currently referred to as "eurocurrency liabilities" in Regulation D of such Board) maintained by a member bank of such System, all as conclusively determined (absent manifest error) by the Agent, such sum to be rounded upward, if necessary, to the nearest whole multiple of 1/16th of 1%.

         1.32 "Eurocurrency-Interest Period" shall mean the Interest Period applicable to a Eurocurrency-based Advance.

         1.33 "Eurocurrency Lending Office" shall mean, (a) with respect to the Agent, Agent's office located at Grand Cayman, British West Indies or such other branch or branches of Agent, domestic or foreign, as it may hereafter designate as a Eurocurrency Lending Office by notice to Company and the Banks, and (b) as to each of the Banks, its office, branch or Affiliate located at its address set forth on the signature pages hereof (or identified thereon as a Eurocurrency Lending Office), or at such other office, branch or Affiliate of such Bank as it may hereafter

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


designate as its Eurocurrency Lending Office by notice to Company and Agent.

         1.34 "Event of Default" shall mean each of the Events of Default specified in Section 8.1 hereof.

         1.35 "Facility Fee" shall mean the fee payable by Company to Agent for distribution to the Banks based on their respective Percentages under Section
2.6 hereof.

         1.36 "Federal Funds Effective Rate" shall mean, for any day, a fluctuating interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Agent from three Federal funds brokers of recognized standing selected by it, all as conclusively determined by the Agent, such sum to be rounded upward, if necessary, to the nearest whole multiple of 1/16th of 1%.

         1.37 "Fees" shall mean the Facility Fee, the Agent's Fees and the other fees and charges payable by Company to the Banks or Agent hereunder.

         1.38 "Fixed Charge Coverage Ratio" shall mean as of any date of determination, a ratio (i) the numerator of which shall be the sum of the amounts of (i) EBITDA for the four-quarter period ending on such date, minus
(ii) Company's and the Subsidiaries' Capital Expenditures for such period (minus Capital Expenditures made pursuant to Section 7.4(g) hereof), minus (iii) cash Tax Payments made during such period and (ii) the denominator of which shall be the sum of the amount of (i) all principal payments due and paid on Funded Debt during such period except (a) Funded Debt which, at the date of issuance or incurrence thereof had a final maturity date of less than one year and (b) the amount of voluntary prepayments on Advances allocated and actually paid during such period plus (ii) Interest Expense for such period, plus (iii) dividends, excluding dividends to Company or any Subsidiary, accrued or paid (without duplication) during such period, all as determined on a Consolidated basis.

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


         1.39 "Financial Statements" shall mean all those balance sheets, earnings statements and other financial data (whether of the Company, the Subsidiaries or otherwise) which have been furnished by the Company or its public accountants to the Agent or the Banks for the purposes of, or in connection with, this Agreement and the transactions contemplated hereby.

         1.40 "Foreign Employee Benefit Plan" shall mean any employee benefit plan as defined in Section 3(3) of ERISA which is maintained or contributed to for the benefit of the employees of Company, any of its Subsidiaries or any of its ERISA Affiliates and is not covered by ERISA pursuant to ERISA Section 4(b)(4).

         1.41 "Funded Debt" as of any date of determination shall mean all indebtedness, obligations or other liabilities for borrowed money or evidenced by debt securities, debentures, acceptances, notes or other similar instruments.

         1.42 "GAAP" shall mean generally accepted accounting principles in the United States of America, as in effect on the date hereof, consistently applied, subject to the provisions of Section 12.2 hereof.

         1.43  "Governmental   Obligations"  means  noncallable  direct  general
obligations of the United States of America or obligations the payment of principal of and interest on which is unconditionally guaranteed by the United States of America.

         1.44 "Gross-up" shall have the meaning set forth in Section 9.1(d) hereof.

         1.45 "Guaranties" shall mean collectively (unless the context indicates otherwise), those joinder agreements or guaranties (each in form satisfactory to Agent and the Banks) delivered by Wholly-Owned Subsidiaries at any time before or after the date hereof and by any Person at the time it becomes a Subsidiary of Company from time to time subsequent hereto, for the benefit of the Banks and Agent, pursuant to this Agreement, as amended, restated, supplemented or replaced from time to time.

         1.46 "Hazardous Material" shall mean and include any hazardous, toxic or dangerous waste, substance or material defined as such in (or for purposes of) the Hazardous Material Laws.

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


         1.47 "Hazardous Material Law(s)" shall mean all laws, codes, ordinances, rules, regulations, orders, decrees and directives issued by any federal, state, provincial, local, foreign or other governmental or quasi-governmental authority or body (or any agency, instrumentality or political subdivision thereof) pertaining to hazardous material or toxic or dangerous waste, substances or material on or about any facilities owned, leased or operated by Company or any of its Subsidiaries, or any portion thereof including, without limitation, those relating to soil, surface, subsurface ground water conditions and the condition of the ambient air; and any state and local laws and regulations pertaining to such material and/or asbestos; any so-called "superfund" or "superlien" law; and any other federal, state, provincial, foreign or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or material, as now or at any time hereafter in effect.

         1.48 "Hereof", "hereto", "hereunder" and similar terms shall refer to this Agreement in its entirety and not to any particular paragraph or provision of this Agreement.

         1.49 "Indebtedness" shall mean all indebtedness and liabilities (including without limitation interest, fees and other charges) arising under this Agreement or the other Loan Documents, whether direct or indirect, absolute or contingent, of Company and/or any Subsidiary to the Banks or to the Agent, in any manner and at any time, whether evidenced by the Notes, or arising any of the other Loan Documents, due or hereafter to become due, now owing or that may hereafter be incurred by Company and/or Subsidiary to, or acquired by, the Banks or by Agent, and any judgments that may hereafter be rendered on such indebtedness or any part thereof, with interest according to the rates and terms specified, or as provided by law, and any and all consolidations, amendments, renewals, replacements, substitutions or extensions of any of the foregoing; provided, however that for purposes of calculating the Indebtedness outstanding under the Notes or any of the Loan Documents, the direct and indirect and absolute and contingent obligations of the Company and/or its Subsidiaries (whether direct or contingent) shall be determined without duplication.

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         1.50 "Indentures" shall mean the Senior Indentures and the Subordinated
Indenture.

         1.51 "Interest Expense" shall mean for any period, total interest expense, whether paid or accrued (including the interest component of Capital Leases), and all commissions, fees and discounts with respect to letters of credit and other Debt of Company and its Subsidiaries on a Consolidated basis, but excluding interest expense not payable in cash (including amortization of discount), all as determined in accordance with GAAP.

         1.52 "Intangible Assets" shall mean with respect to any Person, assets of such Person having no physical existence and that, in conformity with GAAP, should be classified as intangible assets, including, without limitation, patents, patent rights, trademarks, trade names, copyrights, franchises, licenses, customer lists, organizational expenses and goodwill.

         1.53 "Interest Period" shall mean with respect to a Eurocurrency-based Advance, one (1), two (2), three (3) or six (6) months (or any lesser or greater period of time agreed to in advance by Company, Agent and the Banks) as selected by Company pursuant to Section 2.3 hereof, provided, however, that any Eurocurrency-Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day or, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day, and no Interest Period which would end after the Revolving Credit Maturity Date shall be permitted with respect to any Advance.

         1.54 "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

         1.55 "Investment" shall mean, as of any date of determination, any loan or advance by Company or any of its Subsidiaries to, or any other loan, advance or investment by Company or any of its Subsidiaries in, any Person (including

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


without limitation, any Subsidiary of Company or any Joint Venture), whether such loan, advance or investment shall be in the nature of an investment in shares of stock or other capital or securities, general or limited partnership or joint venture interests, evidences of indebtedness or otherwise. The amount of any Investment, as of any date of determination, shall be the aggregate original principal or capital amount thereof less all returns of principal or equity thereon as of such date (and otherwise without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property at the time such Investment was made.

         1.56 "Joint Venture" shall mean any corporation, partnership, association, joint stock company, business trust or other combined enterprise, other than a Consolidated Subsidiary, in which (or to which) the Company or any of its Subsidiaries has made a loan, investment or advance or has an ownership stake or interest, whether in the nature of an equity capital interest or otherwise.

         1.57 "Lien" shall mean any pledge, assignment, hypothecation, mortgage, security interest, deposit arrangement, option, trust receipt, conditional sale or title retaining contract, financing statement or comparable notice or other filing or recording, lessor's or lessee's interest under any lease, subordination or any claim or right, or any other type of lien, charge, encumbrance, preferential or priority arrangement or other claim or right, whether based on common law or statute.

         1.58 "Loan Documents" shall mean, collectively, this Agreement, the Notes, the Collateral Documents, and any other documents, certificates, instruments or agreements executed pursuant to or in connection with any such document or this Agreement, as such documents may be amended, replaced, supplemented or restated from time to time.

         1.59 "Majority Banks" shall mean at any time the Banks holding not less than fifty-one percent (51%) of the sum of the aggregate principal amount of the Indebtedness then outstanding under the Notes (or, if no Indebtedness is then outstanding, the Banks holding not less than fifty-one percent (51%) of the

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Revolving Credit Aggregate Commitment); provided, however, that in the event any of the Banks (a "Non-Advancing Bank") shall have failed to fund its Percentage of any Advance requested by Company which such Non-Advancing Bank is obligated to fund under the terms of this Agreement and such failure to fund has not been cured, then for so long as such failure continues, "Majority Banks" shall mean the Banks (excluding all Non-Advancing Banks) holding not less than fifty-one percent (51%) of the aggregate Percentage of Banks (excluding all Non-Advancing Banks).

         1.60 "Margin" shall mean, as of any date of determination thereof, the applicable interest rate margin component of the Eurocurrency-based Rate, determined in accordance with the provisions of Section 3.1 hereof (based on Company's Moody's Rating and S&P Rating) by reference to the appropriate columns in the pricing matrix attached to this Agreement as SCHEDULE 1.8.

         1.61 "Maximum  Subsidiary  Investment Amount" shall mean (i) the sum of
(A) all cash Investments by Company now existing or hereafter made, or which the Company is under a contract obligation to make, in any Subsidiary or Joint Venture, (B) the amount of any guaranty obligations whether now existing or hereafter incurred by Company in respect of obligations of any Subsidiary or Joint Venture and (C) the fair market value of all assets of Company contributed and/or sold since March 15, 1992 or hereafter contributed or sold to any Subsidiary or Joint Venture, minus (ii) any cash dividends (but not intercompany loans) received by Company in respect of the capital stock of its Subsidiaries since March 15, 1992. For purposes of this definition, the amount of any Investment, as of any date of determination, shall be the aggregate original principal or capital amount thereof less all returns of principal or equity thereon as of such date (and otherwise without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property at the time such Investment was made.

         1.62 "Moody's" shall mean Moody's Investors Service, Inc. or any successor thereto.

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         1.63  "Moody's  Rating" shall mean for any day, the rating of Company's senior long-term unsecured and non-credit enhanced debt by Moody's in effect at 11:00 a.m. Detroit time on such day.

         1.64 "Mortgages" shall mean any of the Collateral Documents (in form substantially similar to that previously executed and delivered by Company to Agent) pursuant to which Agent is granted a Lien for the benefit of Banks on Company's or a Wholly-Owned Subsidiary's interest in real property.

         1.65 "Net Income" shall mean for any period, the net earnings (or loss) after taxes of the Borrower and its Subsidiaries on a Consolidated basis for such period taken as a single accounting period determined in conformity with GAAP.

         1.66 "Notes" shall mean the revolving credit notes described in Section
2.1 hereof, made by Company to each of the Banks in the form annexed to this agreement as EXHIBIT "B", as such notes may be amended or supplemented from time to time, and any other notes issued in substitution, replacement or renewal thereof from time to time.

         1.67 "Pension Plan(s)" shall mean all employee pension benefit plans of Company or its Subsidiaries, as defined in Section 3(2) of ERISA.

         1.68 "Percentage" shall mean, with respect to any Bank, its percentage share, as set forth on EXHIBIT "C", hereto, of the Revolving Credit, as may be revised from time to time by Agent in accordance with Section 12.9(c) hereof.

         1.69 "Permitted Acquisitions" shall mean any acquisition by the Company or any Subsidiary of all or substantially all of the assets of another Person, or of a division or line of business of another Person or fifty one percent (51%) or more of the shares of stock or other ownership interests of another Person which satisfies and/or is conducted in accordance with the following requirements:

                (i) each such stock acquisition shall, under GAAP, be required to be consolidated by Company, and not treated by Company or any of its Subsidiaries as an equity investment;

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                (ii)  on  the  date  of  any  such  acquisition,  all  necessary
         governmental,   quasi-governmental,   agency,   regulatory  or  similar
         approvals of applicable jurisdictions (or the respective agencies, instrumentalities or political subdivisions, as applicable, of such jurisdictions) and all necessary non-governmental and other third-party approvals which, in each case, are material to such acquisition have been obtained and are in effect, and Company and its Subsidiaries are
         in  full  compliance  thereunder,   and  all  necessary   declarations,
         registrations  or  other  filings  with  any  court,   governmental  or
         regulatory authority, securities exchange or any other person have been made;

                (iii) if a stock acquisition, the acquisition target must be principally engaged in a Core Business and, if an asset acquisition, the assets so acquired must be used by Company or such Subsidiary in a Core Business;

                (iv) if a stock acquisition, the acquisition shall have been approved by the Board of Directors of the acquisition target or all of the shareholders whose stock is being acquired of such acquisition target not later than the date any Request for Advance is delivered to Bank in connection with an Advance to be used to pay all or a portion of the acquisition consideration and as of such date, no claim or challenge has been asserted or threatened by any shareholder, director, officer or employee of the acquisition target or by any other person which would reasonably be expected to have a material adverse effect on Company and its Consolidated Subsidiaries (taken as a whole);

                (v) not less than five (5) Business Days prior to the date of such acquisition, the Company provides to Agent written notice of the proposed acquisition;

                (vi) both immediately before and immediately after such acquisition, no Default or Event of Default (whether or not related to such acquisition), has occurred and is continuing under this Agreement, or any of the other Loan Documents as evidenced by a certificate of an authorized officer of Company; and

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


                (vii) within ten (10) Business Days of any such acquisition, Company shall have caused to be furnished, executed and delivered to Agent as security for all Indebtedness of Company, in form and substance similar to that previously executed and delivered by Company to Agent and supported by appropriate resolutions in certified form authorizing same, (A) the Subsidiaries Collateral Documents of the Subsidiary(ies) so acquired and (B) a Stock Pledge by Company or a Subsidiary, as the case may be, with respect to all of its stock in the Subsidiary(ies) so acquired; and, if required or advisable under applicable law to perfect the liens granted thereby, appropriate financing statements, collateral and other documents covering such Collateral executed and delivered by the appropriate parties, including without limitation, original certificates evidencing any shares of stock pledged to Agent, under the Collateral Documents delivered pursuant to this subparagraph (vii).

         1.70 "Permitted Encumbrances" shall mean, with respect to any Person:

                (a) the liens and encumbrances granted under or established by this Agreement or the other Loan Documents;

                (b) liens for taxes, assessments and other governmental charges not yet due and payable or which are being contested in good faith by appropriate proceedings diligently pursued, provided that such provision for the payment of all such taxes known to such Person has been made on the books of such Person as may be required by GAAP;

                (c) mechanics', materialmen's, carriers', warehousemen's and similar liens and encumbrances arising in the ordinary course of business and securing obligations of such Person that are not overdue for a period of more than 60 days or are being contested in good faith by appropriate proceedings diligently pursued, provided that in the case of any such contest (i) any levy, execution or other enforcement of such liens and encumbrances shall have been duly suspended; and (ii) such provision for the payment of such liens and encumbrances has been made on the books of such Person as may be required by GAAP;

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


                (d) liens arising in connection with worker's compensation, unemployment insurance, old age pensions (subject to the applicable provisions of this Agreement) and social security benefits and other forms of governmental insurance or similar benefits which are not overdue or are being contested in good faith by appropriate proceedings diligently pursued, provided that in the case of any such contest (i) any levy, execution or other enforcement of such liens shall have been duly suspended; and (ii) such provision for the payment of such liens has been made on the books of such Person as may be required by GAAP;

                (e)(i) liens incurred in the ordinary course of business to secure the performance of statutory obligations arising in connection with progress payments or advance payments due under contracts with the United States or any foreign government or any agency thereof entered into in the ordinary course of business and (ii) liens incurred or deposits made in the ordinary course of business to secure the performance of statutory obligations, bids, leases, fee and expense arrangements with trustees and fiscal agents and other similar obligations (exclusive of obligations incurred in connection with the borrowing of money, any lease-purchase arrangements or the payment of the deferred purchase price of property), provided that full provision for the payment of all such obligations set forth in clauses (i) and
         (ii) has been made on the books of such Person as may be required by GAAP;

                (f) those existing liens and encumbrances of the Company or its Subsidiaries identified in SCHEDULE 1.70, hereto;

                (g) liens in the nature of any minor imperfections of title, including but not limited to easements, covenants, rights-of-way or other similar restrictions, which, either individually or in the aggregate would not (i) materially adversely affect the present or future use of the property to which they relate, or (ii) have a material adverse effect on the sale or lease of such property, or (iii) render title thereto unmarketable; and

                (h) any interest or title of a lessor under any lease of property to, or of any consignor of goods cosigned to, or

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


         of any creditor of any consignee in goods consigned to such consignee by, Company or any of its Subsidiaries.

         1.71 "Permitted Investments" shall mean:

                (i) Governmental Obligations;

                (ii) Obligations of a state of the United States, the District of Columbia or any possession of the United States, or any political subdivision thereof, which are described in Section 103(a) of the Internal Revenue Code and are graded in any of the highest three (3) major grades as determined by at least one nationally recognized rating agency; or secured, as to payments of principal and interest, by a letter of credit provided by a financial institution or insurance provided by a bond insurance company which itself or its debt is rated in the highest three (3) major grades as determined by at least one Rating Agency;

                (iii) Banker's acceptances, commercial accounts, certificates of deposit, or depository receipts issued by a bank, trust company, savings and loan association, savings bank or other financial institution whose deposits are insured by the Federal Deposit Insurance Corporation and whose reported capital and surplus equal at least $50,000,000;

                (iv) Commercial paper rated at the time of purchase within the two highest classifications established by not less than two nationally recognized rating agencies, and which matures within 270 days after the date of issue;

                (v) Preferred stock (bearing a AAA rating by S&P and Moody's) issued by closed-end municipal bond funds;

                (vi) tax-exempt variable rate demand bonds and/or auction reset securities that (A) are backed by letters of credit, bond insurance or surety bonds, (B) have a long-term rating of AA or better by S&P or Moody's, (C) have a maturity date within one year after the date of issue;

                (vii) Secured repurchase agreements against obligations itemized in paragraph (i) above, and executed by a bank or trust company or by members of the association of

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


         primary dealers or other recognized dealers in United States government securities, the market value of which must be maintained at levels at least equal to the amounts advanced; and

                (viii) Any fund or other pooling arrangement which exclusively purchases and holds the investments itemized in (i) through (vi) above.

         1.72 "Permitted Merger(s)" shall mean any merger of any Subsidiary into Company, of any Subsidiary into any other Subsidiary (other than the merger of a Wholly-Owned Subsidiary into a Subsidiary which is not a Wholly-Owned Subsidiary) or of a Person into Company or a Wholly-Owned Subsidiary in connection with a Permitted Acquisition which, in each case, satisfies and/or is conducted in accordance with the following requirements:

                    (a) not less  than  five  (5)  Business  Days nor more  than ninety (90) days prior to the commencement of such proposed merger, Company provides written notice thereof to Agent along with drafts of all material documents pertaining to such proposed merger;

                    (b) (i)  immediately  following  and as the direct result of any such merger, the surviving or successor entity has succeeded by operation of applicable law (as confirmed by an opinion(s) of counsel in form and substance reasonably satisfactory to the Majority Banks) to all of the obligations of the non-surviving entity under this Agreement and the other Loan Documents, and to all of the property rights of such non-surviving entity subject to the applicable Loan Documents and (ii) in the case of a merger of a Person into Company or a Wholly-Owned Subsidiary, the Company or the Wholly-Owned Subsidiary, as applicable, is the surviving entity;

                    (c) concurrently  with such proposed  merger,  the surviving entity involved in such merger shall execute or cause to be executed, and provide or cause to be provided to Agent, for the Banks, such documents and instruments (including without limitation opinions of

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


                counsel, amendments, acknowledgments and consents) as reasonably requested by the Majority Banks; and

                    (d) both  immediately  before  and  immediately  after  such merger, no Default or Event of Default (whether or not related to such restructuring), has occurred and is continuing under this Agreement or any of the other Loan Documents.

         1.73 "Permitted Subordinated Indebtedness" shall mean the Indebtedness evidenced by the Subordinated Notes and any extension, renewal, refunding or refinancing thereof, provided that any such extension, renewal, refunding or refinancing is in an aggregate principal amount not greater than the principal amount of the Subordinated Notes outstanding at the time thereof and is on terms (including, without limitation, maturity, amortization, interest rate, premiums, fees, covenants, events of default, remedies and subordination terms) not materially less advantageous to the Company or materially adverse to the Banks than the terms of the Subordinated Notes as of the date hereof.

         1.74 "Permitted Transfer(s)" shall mean any (i) sale, assignment, transfer or other disposition of inventory in the ordinary course of business,
(ii) prior to the occurrence of an Event of Default, the sale, assignment, transfer or other disposition of worn-out or obsolete machinery or equipment the aggregate value of which shall not exceed $750,000 during any fiscal year, (iii) sale after the date hereof of other assets for consideration not less than fair market value provided that (A) such sales do not exceed $10,000,000 in aggregate fair market value, and (B) after the first $3,500,000 of such sales, at least fifty percent (50%) of such sale price is paid in cash, and (iv) sale of Permitted Investments.

         1.75 "Person" shall mean an individual, corporation, partnership, trust, incorporated or unincorporated organization, joint venture, joint stock company, or a government or any agency or political subdivision thereof or other entity of any kind.

         1.76 "Prime Rate" shall mean the per annum rate of interest announced by the Agent, at its main office from time to time as its "prime rate" (it being acknowledged that such announced rate may not necessarily be the lowest rate charged by the Agent, to any of

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


its customers), which Prime Rate shall change simultaneously with any change in such announced rate.

         1.77 "Prime-based Advance" shall mean an Advance which bears interest at the Prime-based Rate.

         1.78 "Prime-based Rate" shall mean, for any day, that rate of interest which is equal to the greater of (i) the Prime Rate, or (ii) the Alternate Base Rate.

         1.79 "Prior Agreement" shall mean that certain Amended and Restated Credit Agreement dated December 29, 1993, by and among Company, the Prior Lenders and Comerica Bank, as Agent, as amended to date.

         1.80 "Prior Lenders" shall mean the financial institutions parties as lenders under the Prior Agreement.

         1.81 "Prior Notes" shall mean the promissory notes issued by Company under the Prior Agreement.

         1.82   "Rating   Agency"   shall  mean   Moody's,   S&P  or  any  other
nationally-recognized statistical rating organization which is acceptable to the Agent.

         1.83 "Request for Advance" shall mean a Request for Advance issued by Company under Section 2.3 of this Agreement in the form annexed hereto as EXHIBIT "D".

         1.84 "Revolving Credit" shall mean the revolving credit loans to be advanced from time to time to the Company by the Banks pursuant to Article 2 hereof, in an aggregate amount (subject to the terms hereof) not to exceed the Revolving Credit Aggregate Commitment.

         1.85 "Revolving Credit Aggregate Commitment" shall mean Forty Million Dollars ($40,000,000), subject to reduction or termination under Section 2.10 or
8.2 hereof.

         1.86 "Revolving Credit Maturity Date" shall mean August 1, 1998, subject to extension pursuant to the terms of Section 2.9 hereof.

         1.87 "S&P" shall mean Standard and Poor's Ratings Group or any successor thereto.

         1.88 "S&P Rating" shall mean for any day, the rating of the Company's senior long term unsecured and non-credit enhanced debt by S&P in effect at 11:00 a.m. Detroit time on such day.

         1.89 "Security Agreements" shall mean the security agreements (in form substantially similar to that previously executed and delivered by Company to Agent) encumbering the Accounts, inventory, general intangibles (including patents and trademarks), machinery, equipment and all other tangible and intangible personal property of Company or a Wholly-Owned Subsidiary, now owned or hereafter acquired, executed and delivered by Company or a Wholly-Owned Subsidiary to the Agent any time before or after the date hereof as the same may be amended, restated, supplemented or replaced from time to time.

         1.90 "Senior Debt to Cash Flow Ratio" shall mean as of any date of determination, a ratio, the numerator of which shall equal Funded Debt as of such date minus the outstanding principal amount of any Permitted Subordinated Indebtedness as of such date and the denominator of which shall equal EBITDA for the four quarter period ending on such date.

         1.91 "Senior Indentures" shall mean the Indentures between Company (as successor by merger to Valassis Inserts, Inc.) and The Bank of New York, Trustee, dated as of March 15, 1992 and the Indenture between Company and The Bank of New York, as Trustee dated as of November 15, 1994, pursuant to which the Senior Notes were issued, as such Indentures may be amended, restated, supplemented or replaced from time to time.

         1.92 "Senior Notes" shall mean the $150,000,000 principal amount of Company's Senior Notes due 1997 and the $120,000,000 principal amount of Company's Senior Notes due 1999, both issued on March 15, 1992 pursuant to the Senior Indentures dated as of such date and the $255,000,000 principal amount of Company's Senior Notes due 2003, issued on November 28, 1994 pursuant to the Senior Indenture dated as of such date.

         1.93 "Stock Pledges" shall mean any of the pledge agreements (in form substantially similar to that previously executed and delivered by Company to Agent) pursuant to which Agent is granted a Lien for the benefit of the Banks in stock of a Wholly-Owned Subsidiary and the interest of a Wholly-Owned Subsidiary in a Subsidiary.

         1.94 "Subordinated Indenture" shall mean the Indenture between Company (as successor by merger to Valassis Inserts, Inc.) and The Bank of New York, Trustee, dated as of March 15, 1992, pursuant to which the Subordinated Notes were issued, as may be amended, restated, supplemented or replaced from time to time.

         1.95 "Subordinated Notes" shall mean the $150,000,000 principal amount of Company's Senior Subordinated Notes due 1999, issued on March 15, 1992, pursuant to the Subordinated Indenture.

         1.96 "Subsidiaries Collateral Documents" shall mean the Security Agreements, the Guaranties, the Stock Pledges, the Mortgages and all other security documents executed and delivered by each of the Company's Subsidiaries to the Agent in accordance with the terms and conditions of this Agreement, as the same may be amended, restated, supplemented or replaced from time to time.

         1.97 "Subsidiary(ies)" shall mean any corporation, association, joint stock company, or business trust of which fifty one percent (51%) or more of the outstanding voting stock or share capital is owned either directly or indirectly by any Person or one or more of its Subsidiaries or by any Person and one or more of its Subsidiaries, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by any Person and/or its Subsidiaries. Unless otherwise specified to the contrary herein, Subsidiary(ies) shall refer to the Company's Subsidiary(ies).

         1.98 "Tax Payments" shall mean charges against income for federal and state income taxes plus (or minus) any net decrease (or net increase) in deferred and accrued income taxes.

         1.99 "UCC" shall mean the Uniform Commercial Code, as in effect from time to time in the State of Michigan.

         1.100 "Wholly-Owned Subsidiary" shall mean any direct, wholly owned Subsidiary of the Company with respect to which the following statements are true: (i) such Subsidiary has guaranteed the

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


Indebtedness unless (and only so long as) such guaranty is prohibited by the terms of any of the Senior Indentures which remains in full force and effect, without taking into account any amendments thereto executed after the date hereof without the consent of the Majority Banks, (ii) the Agent has a first priority Lien on all of the outstanding capital stock of such Subsidiary and all or substantially all of the real and personal property of such Subsidiary as security for the Indebtedness and such guaranty, if any, and (iii) the form of such guaranty, if any, and collateral security is on terms and conditions satisfactory to the Agent with such documentation and opinions of counsel as the Agent may reasonably request.

         1.101 "Wichita Bonds" shall have the meaning set forth on SCHEDULE 7.4 hereof.

         2. REVOLVING CREDIT

         2.1 Revolving Credit Commitment. Subject to the terms and conditions of this Agreement, each Bank severally and for itself alone agrees to make Advances of the Revolving Credit to Company from time to time on any Business Day during the period from the effective date hereof until (but excluding) the Revolving Credit Maturity Date in an aggregate amount not to exceed at any one time outstanding each such Bank's Percentage of the Revolving Credit Aggregate Commitment. All of such Advances hereunder shall be evidenced by the Notes, under which advances, repayments and readvances may be made, subject to the terms and conditions of this Agreement.

         2.2 Accrual of Interest and Maturity. (a) The Notes, and all principal and interest outstanding thereunder, shall mature and become due and payable in full on the Revolving Credit Maturity Date, and each Advance evidenced by the Notes from time to time outstanding hereunder shall, from and after the date of such Advance, bear interest at its Applicable Interest Rate. The amount and date of each Advance, its Applicable Interest Rate, its Interest Period (if any), and the amount and date of any repayment shall be noted on Agent's records, which records will be conclusive evidence thereof, absent manifest error; provided, however, that any failure by the Agent to record any such information shall not relieve Company of its obligation to repay the outstanding principal amount of such Advance, all interest accrued thereon and any amount payable with respect thereto in accordance with the terms of this Agreement and the other Loan Documents.

         2.3 Requests for Advances and Requests for Refundings and Conversions of Advances. Company may request an Advance, refund any Advance in the same type of Advance or convert any Advance to any other type of Advance only after delivery to Agent of a Request for Advance executed by an authorized officer of Company, subject to the following and to the remaining provisions hereof:

                (a)  each  such   Request  for  Advance   shall  set  forth  the
         information required on the Request for Advance form annexed hereto as EXHIBIT "D", including without limitation:

              (i)   the proposed date of Advance, which must be a Business Day;

             (ii) whether the Advance is a refunding or conversion of an outstanding Advance; and

            (iii) whether such Advance is to be a Prime-based Advance or a Eurocurrency-based Advance, and, except in the case of a Prime-based Advance, the first Interest Period applicable thereto;

                (b) each such Request for Advance shall be delivered to Agent by 11:00 a.m. (Detroit time) three (3) Business Days prior to the proposed date of the Advance, except in the case of a Prime-based Advance, for which the Request for Advance must be delivered by 10 a.m. (Detroit time) on the proposed date of the Advance;

                (c) the principal amount of such requested Advance, plus the principal amount of all other Advances then outstanding hereunder shall not exceed the lesser of (i) then applicable Revolving Credit Aggregate Commitment and (ii) eighty percent (80%) of aggregate Eligible Accounts of Company and its Subsidiaries;

                (d) the principal amount of such Advance, plus the amount of any other outstanding Indebtedness under this Agreement to be then combined therewith having the same Applicable Interest Rate and Interest Period, if any, shall be

         (i) with respect to Eurocurrency-based Advances, at least Five Million Dollars ($5,000,000) or a larger integral multiple of One Million Dollars ($1,000,000) and (ii) with respect to Prime-based Advances, at least One Hundred Thousand Dollars or a larger multiple thereof, and at any one time there shall not be in effect more than five (5) Interest Periods; and

                (e) each Request for Advance, once delivered to Agent, shall not
         be  revocable  by  Company,   and  shall   constitute   and  include  a
         certification by the Company as of the date thereof that:

              (i) both before and after the Advance, the obligations of the Company and its Subsidiaries set forth in this Agreement and the Loan Documents, as applicable, are valid, binding and enforceable obligations of such parties;

             (ii) to the best knowledge of Company all conditions to Advances of the Revolving Credit (including, without limitation, Section 4.8 hereof) have been satisfied;

            (iii) both before and after the Advance, there is no Default or Event of Default in existence; and

             (iv)   both before and after the Advance,  the  representations and
                    warranties   contained  in  this   Agreement  and  the  Loan
                    Documents are true and correct in all material respects.

         2.4 Disbursement of Advances.

                (a) Upon  receiving  any Request for Advance from Company  under
         Section 2.3 hereof, Agent shall promptly notify each Bank by wire, telecopy, telex or by telephone (confirmed by wire, telecopy or telex) of the amount of such Advance to be made and the date such Advance is to be made by said Bank pursuant to its Percentage of the Advance. Unless such Bank's commitment to make Advances hereunder shall have been suspended or terminated in accordance with this Agreement, (or unless such Advance is a refunding or conversion of an Advance) each Bank shall send the amount of its Percentage of the Advance in same day funds in Dollars to Agent at the office of Agent located at One Detroit Center, Detroit, Michigan 48226 not later than 2:00 p.m. (Detroit time) on the date of such Advance.

                (b) Subject to submission of an executed Request for Advance by Company without exceptions noted in the compliance certification therein and to the other terms and conditions hereof, Agent shall make available to Company the aggregate of the amounts so received by it from the Banks under this Section 2.4, in like funds, not later than 4:00 p.m. (Detroit time) on the date of such Advance by credit to an account of Company maintained with Agent or to such other account or third party as Company may reasonably direct.

                (c) Unless Agent shall have been notified by any Bank prior to the date of any proposed Advance that such Bank does not intend to make available to Agent such Bank's Percentage of such Advance, Agent may assume that such Bank has made such amount available to Agent on such date, as aforesaid and may, in its sole discretion and without obligation to do so, in reliance upon such assumption, make available to Company a corresponding amount. If such amount is not in fact made available to Agent by such Bank in accordance with Section 2.4(a), as aforesaid, Agent shall be entitled to recover such amount on demand from such Bank. If such Bank does not pay such amount forthwith upon Agent's demand therefor, the Agent shall promptly notify Company, and Company shall pay such amount to Agent. Agent shall also be entitled to recover from such Bank or from Company, as the case may be, interest on such amount in respect of each day from the date such amount was made available by Agent to Company to the date such amount is recovered by Agent, at a rate per annum equal to:

             (i)    in the case of such Bank, the Federal Funds  Effective Rate;
                    or

            (ii) in the case of Company, the rate of interest then applicable to the Advance.

         The obligation of any Bank to make any Advance hereunder shall not be affected by the failure of any other Bank to make any Advance hereunder, and no Bank shall have any liability to the

         Company, the Agent, any other Bank, or any other party for another Bank's failure to make any loan or Advance hereunder.

         2.5 Prime-based Advance in Absence of Election or Upon Default. If, as to any outstanding Eurocurrency-based Advance, Agent has not received payment on the last day of the Interest Period applicable thereto, or does not receive a timely Request for Advance meeting the requirements of Section 2.3 hereof with respect to the refunding or conversion of such Advance, or, subject to Section
3.5 hereof, if on such day a Default or Event of Default shall have occurred and be continuing, the principal amount thereof which is not then prepaid shall be converted automatically to a Prime-based Advance and the Agent shall thereafter promptly notify Company and the Banks of said action.

         2.6 Facility Fee. From the date hereof to the Revolving Credit Maturity Date, the Company shall pay to the Agent, for distribution to the Banks pro rata, a Facility Fee equal to the Applicable Fee Percentage per annum times the Revolving Credit Aggregate Commitment. The Facility Fee shall be payable quarterly in advance commencing October 1, 1995, and on the first Business Day of each calendar quarter thereafter and on the Revolving Credit Maturity Date, and shall be computed on the basis of a year of three hundred sixty (360) days and assessed for the actual numbers of days elapsed. Whenever any payment of the Facility Fee shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next Business Day. Upon receipt of such payment, Agent shall make prompt payment to each Bank of its share of the Facility Fee based upon its respective Percentage. The Facility Fee shall not be refundable under any circumstances.

         2.7 Reduction of Indebtedness; Revolving Credit Aggregate Commitment. If at any time and for any reason the aggregate principal amount of Advances hereunder to Company shall exceed the amount set forth in Section 2.3(c), Company shall immediately reduce any pending request for an Advance on such day by the amount of such excess and, to the extent any excess remains thereafter, immediately repay an amount of the Indebtedness equal to such excess. Company acknowledges that, in connection with any repayment required hereunder, it shall also be responsible for the reimbursement of any prepayment or other costs required under Section 10.1 hereof; provided, however, that Company shall, in order to reduce any such prepayment costs and expenses, first prepay such portion of the Indebtedness then carried as a Primebased Advance, if any.

         2.8 Revolving Credit as Renewal; Application of Advances Thereafter. The Notes issued by the Company shall constitute renewal and replacement evidence of all present indebtedness of Company to the Prior Lenders outstanding as of the date hereof under the Prior Agreement, and the notes issued pursuant thereto. Thereafter, Advances shall be available, subject to the terms hereof, to fund working capital needs or other general corporate purposes of the Company. The Prior Notes shall be returned to Company promptly after the closing of this Agreement and the transactions contemplated hereunder.

         2.9 Extension of Revolving Credit Maturity Date. (a) Provided that no Default or Event of Default has occurred and is continuing, Company may, by written notice to Agent and each Bank (which notice shall be irrevocable and which shall not be deemed effective unless actually received by Agent and each
Bank) more than ninety (90) days prior to the Revolving Credit Maturity Date then in effect, request that the Banks extend the Revolving Credit Maturity Date then in effect to a date that is one year later than the Revolving Credit Maturity Date then in effect (each such request, a "Request"). Each Bank shall, not later than thirty (30) calendar days following the date of its receipt of the Request, give written notice to the Agent stating whether such Bank is willing to extend the Revolving Credit Maturity Date as requested. If Agent has received the aforesaid written approvals of such Request from each of the Banks, then, effective upon the date of Agent's receipt of all such written approvals from the Banks, as aforesaid, the Revolving Credit Maturity Date shall be so extended for an additional one year period, the term Revolving Credit Maturity Date shall mean such extended date and Agent shall promptly notify the Company that such extension has occurred.

         (b) If (i) any Bank gives the Agent written notice that it is unwilling to extend the Revolving Credit Maturity Date as requested or (ii) any Bank fails to provide written approval to Agent of such a Request within thirty (30) calendar days of the date of such Bank's receipt of the Request, then (w) the Banks shall be deemed to have declined to extend the Revolving Credit Maturity Date, (x) the then-current Revolving Credit Maturity Date shall remain in effect (with no further right on the part of

Company to request extensions thereof under this Section 2.9), and (y) the commitments of the Banks to make Advances of the Revolving Credit hereunder shall terminate on the Revolving Credit Maturity Date then in effect, and Agent shall promptly notify Company thereof.

         2.10 Optional Reduction or Termination of Revolving Credit Aggregate Commitment. The Company may, upon at least five (5) Business Days' prior written notice to Agent, permanently reduce the Revolving Credit Aggregate Commitment in whole at any time, or in part from time to time, without premium or penalty, provided that: (i) each partial reduction of the Revolving Credit Aggregate Commitment shall be in an aggregate amount equal to at least Five Million Dollars ($5,000,000) or a larger integral multiple of One Million Dollars ($1,000,000); (ii) each reduction shall be accompanied by the payment of the Facility Fee, if any, accrued to the date of such reduction; (iii) the Company shall prepay in accordance with the terms hereof the amount, if any, by which the aggregate unpaid principal amount of Advances exceeds the amount of the Revolving Credit Aggregate Commitment, taking into account the aforesaid reductions thereof, together with accrued but unpaid interest on the principal amount of such prepaid Advances to the date of prepayment; and (iv) if the termination or reduction of the Revolving Credit Aggregate Commitment requires the prepayment of a Eurocurrency-based Advance, the termination or reduction may be made only on the last Business Day of the then current Interest Period applicable to such Advance (subject to the provisions of Section 10.1 hereof). Reductions of the Revolving Credit Aggregate Commitment and any accompanying prepayments of the Notes shall be distributed by Agent to each Revolving Credit Bank in accordance with such Bank's Percentage thereof, and will not be available for reinstatement by or readvance to the Company. Any reductions of the Revolving Credit Aggregate Commitment hereunder shall reduce each Bank's portion thereof proportionately (based upon the applicable Percentages), and shall be permanent and irrevocable. Any payments made pursuant to this Section shall be applied first to outstanding Prime-based Advances under the Revolving Credit and then to Eurocurrency-based Advances.

         3. MARGIN ADJUSTMENTS; INTEREST PAYMENTS

         3.1 Margin Adjustments. Adjustments in the Margin applicable to Eurocurrency-based Advances, based on Company's Moody's Rating and S&P Rating, shall be implemented as follows:

             (i) Such Margin adjustments shall be given prospective effect only, effective as to each Eurocurrency-based Advance outstanding hereunder upon the effective date of change in the Moody's Rating or S&P Rating, as the case may be, in each case with no retroactivity or claw-back.

            (ii) Such Margin adjustments under this Section 3.1 shall be made irrespective of, and in addition to, any other interest rate adjustments hereunder.

         3.2 Prime-based Interest Payments. Interest on the unpaid balance of all Prime-based Advances from time to time outstanding shall accrue from the date of such Advances until paid, at a per annum interest rate equal to the Prime-based Rate, and shall be payable in immediately available funds monthly commencing on the first Business Day of the month next succeeding the month during which the initial Advance is made and on the first Business Day of each month thereafter. Interest accruing at the Prime-based Rate shall be computed on the basis of a 360 day year and assessed for the actual number of days elapsed, and in such computation effect shall be given to any change in the interest rate resulting from a change in the Prime-based Rate on the date of such change in the Prime-based Rate.

         3.3 Eurocurrency-based Interest Payments. Interest on each Eurocurrency-based Advance having a related Eurocurrency-Interest Period of 3 months or less shall accrue at its Eurocurrency-based Rate and shall be payable in immediately available funds on the last day of the Interest Period applicable thereto. Interest shall be payable in immediately available funds on each
Eurocurrencybased Advance outstanding from time to time having a EurocurrencyInterest Period of 6 months or longer, at intervals of 3 months after the first day of the applicable Interest Period, and shall also be payable on the last day of the Interest Period applicable thereto. Interest accruing at the Eurocurrency-based Rate shall be computed on the basis of a 360 day year and assessed for the actual number of days elapsed from the first day of the Interest Period applicable thereto to, but not including, the last day thereof.

         3.4 Interest Payments on Conversions. Notwithstanding anything to the contrary in Sections 3.2 and 3.3 above, all accrued and unpaid interest on any Advance refunded or converted pursuant to Section 2.3 hereof shall be due and payable in full on the date such Advance is refunded or converted.

         3.5 Interest on Default. Notwithstanding anything to the contrary set forth in Sections 3.2 and 3.3 above, in the event and so long as any Event of Default shall exist under this Agreement, interest shall be payable daily on the principal amount of all Advances from time to time outstanding (and on all other monetary obligations of Company hereunder and under the other Loan Documents) at a per annum rate equal to the Applicable Interest Rate (and, with respect to Eurocurrency-based Advances, calculated on the basis of the maximum Margin chargeable hereunder, whether or not otherwise applicable) in respect of each such Advance, plus, in the case of Eurocurrency-based Advances, three percent (3%) per annum for the remainder of the then existing Interest Period, if any, and at all other such times and for all Prime-based Advances, at a per annum rate equal to the Prime-based Rate, plus three percent (3%).

         3.6 Prepayment. Company may prepay all or part of the outstanding balance of any Prime-based Advance(s) (subject to not less than one (1) Business Day's notice to Agent) at any time, provided that the amount of any partial prepayment shall be at least Five Hundred Thousand Dollars ($500,000) and the aggregate balance of Prime-based Advance(s) remaining outstanding under the Notes shall be at least Five Hundred Thousand Dollars ($500,000). Company may prepay all or part of any Eurocurrency-based Advance (subject to not less than three (3) Business Days' notice to Agent) only on the last day of the Interest Period applicable thereto (subject to the provisions of Section 10.1 hereof), provided that the amount of any such partial prepayment shall be at least Five Hundred Thousand Dollars ($500,000), and the unpaid portion of such Advance which is refunded or converted under Section 2.3 hereof shall be at least Five Million Dollars ($5,000,000). Any prepayment made in accordance with this Section shall be without premium, penalty or prejudice to Company's right to reborrow under the terms of this Agreement and shall not cause any reduction in the

Revolving Credit Aggregate Commitment. Any other prepayment of all or any portion of the Revolving Credit, whether by acceleration, mandatory or required prepayment or otherwise, shall be subject to Section 10.1 hereof, but otherwise without premium, penalty or prejudice.

         4. CONDITIONS

         A. The obligations of Banks to make the initial Advance under this Agreement are subject to the following conditions:

         4.1 Execution of Notes and this Agreement. Company shall have executed and delivered to Agent for the account of each Bank, the Notes and this Agreement (including all schedules, exhibits, certificates, opinions, Financial Statements and other documents to be delivered pursuant hereto), and, as applicable, the Loan Documents, and such Notes, this Agreement, and the other Loan Documents shall be in full force and effect.

         4.2 Corporate Authority. Agent shall have received, with a counterpart thereof for each Bank: (i) certified copies of resolutions of the Board of Directors of Company evidencing approval of the form of this Agreement, the other Loan Documents and the Notes and authorizing the execution and delivery thereof and the borrowing of Advances hereunder and of each of Company and its Subsidiaries evidencing approval of its entering into the Collateral Documents; and (ii) (A) certified copies of Company's and each of its Subsidiaries' articles of incorporation and bylaws or other constituent documents certified as true and complete as of a recent date by the appropriate official of the jurisdiction of incorporation of each such entity and (B) a certificate of good standing from the state or other jurisdictions of Company's and each of its Subsidiaries' incorporation, and from every state or other jurisdiction in which either Company or any of its Subsidiaries is qualified to do business, if issued by such jurisdictions, subject to the limitations (as to qualification and authorization to do business) contained in Section 5.1 hereof.

         4.3 Company Collateral Documents. As security for all Indebtedness of Company to the Banks hereunder, Company shall have furnished, executed and delivered to the Agent, or caused to be furnished, executed and delivered to the Agent, prior to or concurrently with the initial borrowing hereunder, in form and substance satisfactory to the Agent and the Banks and supported by appropriate resolutions in certified form authorizing same, the Company Collateral Documents pursuant to which Company grants to Agent, for the benefit of the Banks, a security interest in all of its real and personal property, including without limitation, patents and trademarks, and all shares of the issued and outstanding stock of each Subsidiary directly owned by Company or other ownership interest in any Joint Venture directly owned by Company. In addition, if required or advisable under applicable law to perfect the liens granted thereby, the Agent shall have received, concurrently with or prior to the making of Advances hereunder, appropriate financing statements, collateral and other documents covering such Collateral executed and delivered by the appropriate parties, including without limitation, original certificates evidencing any shares of stock pledged to Agent on behalf of the Banks under the Company Collateral Documents.

         4.4 Subsidiaries Collateral Documents. As security for all Indebtedness of Company to the Banks hereunder, each of Company's Subsidiaries shall have furnished, executed, and delivered to the Agent, or caused to be furnished, executed and delivered to the Agent, prior to or concurrently with the initial borrowing hereunder, in form and substance satisfactory to Agent and the Banks and supported by appropriate resolutions in certified form authorizing same, the Subsidiaries Collateral Documents pursuant to which (i) each Wholly-Owned Subsidiary grants Agent, for the benefit of the Banks, a security interest in all of its real and personal property, including without limitation, patents and trademarks, and all shares of the issued and outstanding stock of each Subsidiary directly owned by such Wholly-Owned Subsidiary or other ownership interest in each Joint Venture directly owned by such Wholly-Owned Subsidiary,
(ii) each of the other Subsidiaries grants to Agent, for the benefit of the Banks, a security interest in all of the issued and outstanding stock of each Subsidiary directly owned by such Subsidiary and the capital stock or other ownership interest in each Joint Venture directly owned by such Subsidiary and
(iii) each Wholly-Owned Subsidiary guaranties the repayment of the Indebtedness subject to the terms of this Agreement. In addition, if required or advisable under applicable law to perfect the liens granted thereby, the Agent shall have received, concurrently with the making of Advances hereunder, appropriate financing statements, collateral and other documents covering such Collateral executed and delivered by the appropriate parties, including without limitation, original certificates evidencing any shares of stock pledged to Agent on behalf of the Banks under the Subsidiaries Collateral Documents.

         4.5 Licenses, Permits, Etc. The Agent shall have received, with a counterpart for each Bank, copies of each authorization, license, permit, consent, order or approval of, or registration, declaration or filing with, any governmental authority or any securities exchange or other Person (including without limitation any securities holder) obtained or made by the Company, any of Company's Subsidiaries, or any other Person (as of the relevant date of Advance or loan hereunder) in connection with the transactions contemplated by this Agreement or the Loan Documents.

         4.6 Representations and Warranties -- All Parties. The representations and warranties made by Company, its Subsidiaries or any other party to any of the Loan Documents (excluding the Agent and Banks) under this Agreement or any of the Loan Documents, and the representations and warranties of any of the foregoing which are contained in any certificate, document or financial or other statement furnished at any time hereunder or thereunder or in connection herewith or therewith shall have been true and correct in all material respects when made and shall be true and correct in all material respects on and as of the date of the making of any Advance hereunder except as may be affected by subsequent transactions permitted by this Agreement.

         4.7 Opinion of Counsel. Company and each of its Subsidiaries shall furnish Agent prior to the initial Advance under this Agreement, and with signed copies for each Bank, opinions of counsel to the Company and each of its Subsidiaries, dated the date hereof, and covering such matters as required by and otherwise satisfactory in form and substance to the Agent and each of the Banks.

         4.8 No Default; No Material Adverse Change. No Default or Event of Default shall have occurred and be continuing, and there shall have been no material adverse change in the financial condition, properties, business, prospects of, results or operations of the Company and its Subsidiaries (taken as a whole) from March 31, 1995 to the date of the making of the first Advance hereunder.

         4.9 Company's Certificate. The Agent shall have received, with a signed counterpart for each Bank, a certificate of a responsible senior officer of Company dated the date of the making of Advances hereunder, stating that to the best of his or her knowledge after due inquiry, the conditions of paragraphs 4.1 and 4.5 through 4.7, hereof have been fully satisfied.

         4.10 Other Documents and Instruments. The Agent shall have received, with a photocopy for each Bank, such other instruments and documents as each of the Banks may reasonably request in connection with the making of loans hereunder, and all such instruments and documents shall be satisfactory in form and substance to the Banks in the exercise of their reasonable discretion.

         4.11 Continuing Conditions. The obligations of the Banks to make Advances or loans under this Agreement shall be subject to the continuing conditions that all documents executed or submitted pursuant hereto shall be satisfactory in form and substance (consistent with the terms hereof) to Agent and its counsel and to each of the Banks; Agent and its counsel and each of the Banks and their respective counsel shall have received all information, and such counterpart originals or such certified or other copies of such materials, as Agent or its counsel and each of the Banks and their respective counsel may reasonably request; and all other legal matters relating to the transactions contemplated by this Agreement (including, without limitation, matters arising from time to time as a result of changes occurring with respect to any statutory, regulatory or decisional law applicable hereto) shall be satisfactory to counsel to Agent and counsel to each of the Banks in the exercise of their reasonable discretion.

         B. The obligations of Banks to make all other Advances under this Agreement are subject to the conditions set forth in Sections 4.3, 4.4, 4.6, 4.8, 4.9, 4.10 and 4.11 hereof, provided, however, if an Advance is a refunding or conversion of an Advance, such Advance shall not be subject to Section 4.9 hereof.

         5. REPRESENTATIONS AND WARRANTIES

         Company represents and warrants and such representations and warranties shall be deemed to be continuing representations and warranties until the Revolving Credit Maturity Date and thereafter until final payment in full of the Indebtedness and the performance by Company of all of its other obligations under this Agreement:

         5.1 Corporate Authority. Each of Company and its Subsidiaries is a corporation duly organized and existing in good standing under the laws of the applicable jurisdiction of organization, charter or incorporation; it is duly qualified and authorized to do business as a corporation or foreign corporation in each jurisdiction where the character of its assets or the nature of its activities makes such qualification necessary, except where such failure to qualify and be authorized to do business will not have a material adverse impact on the financial condition of Company and its Subsidiaries (taken as a whole).

         5.2 Due Authorization - Company. Execution, delivery and performance of this Agreement, the Company Collateral Documents, the other Loan Documents (to the extent applicable) and any other documents and instruments required under or in connection with this Agreement or the other Loan Documents (or to be so executed and delivered), and the issuance of the Notes by Company are within its corporate powers, have been duly authorized, are not in contravention of law or the terms of Company's Articles of Incorporation or Bylaws, and, except as have been previously obtained or as referred to in Section 5.18, below, and except for the filing of financing statements in connection with the Collateral Documents, do not require the consent or approval, material to the transactions contemplated by this Agreement or the Loan Documents, of any governmental body, agency or authority not previously delivered under Section 4.5 hereof.

         5.3 Due Authorization - Subsidiaries. Execution, delivery and performance of the Subsidiaries Collateral Documents, the other Loan Documents (to the extent applicable) and all other documents and instruments required of Companies' Subsidiaries under or in connection with this Agreement or the Loan Documents (or to be so executed and delivered) are within the corporate powers of such Subsidiaries, have been duly authorized, are not in contravention of law or the terms of any of the Subsidiaries' Articles of Incorporation or Bylaws, and, except as have been previously obtained or as referred to in Section 5.18, below, and except for the filing of financing statements in connection with the Collateral Documents, do not require the consent or approval, material to the transactions contemplated by this Agreement, and the Loan Documents, of any governmental body, agency or authority not previously obtained and delivered to Agent under Section 4.5 hereof.

         5.4 Title to Collateral - Company. Company has good and valid title to the property pledged, mortgaged or otherwise encumbered or to be encumbered under the Company Collateral Documents, subject to Liens permitted under Section
7.5 hereof.

         5.5 Title to Collateral - Subsidiaries. Each of Company's Subsidiaries has good and valid title to the property pledged, mortgaged or otherwise encumbered or to be encumbered under the Subsidiaries Collateral Documents, subject to Liens permitted under Section 7.5 hereof.

         5.6 Encumbrances. There are no security interests in, liens, mortgages, or other encumbrances on and no financing statements on file with respect to, any of the property pledged, mortgaged or otherwise encumbered (or to be encumbered) under the Collateral Documents, except Liens permitted under Section
7.5 hereof.

         5.7 Capital Stock; Shareholders;  Subsidiaries.  As of the date hereof,
(a) all present Wholly-Owned Subsidiaries and other Subsidiaries of Company are set forth in the attached SCHEDULE 5.7, along with the percentage of the outstanding voting stock in each such Wholly-Owned or other such Subsidiary owned by Company or by a Subsidiary of Company (and identifying that Subsidiary); and (b) other than as disclosed on SCHEDULE 5.7, there are no outstanding options, warrants or rights to purchase, nor any agreement for the subscription, purchase or acquisition of, any shares of the capital stock of any of Company's Subsidiaries.

         5.8 Investments in Non-Subsidiaries. SCHEDULE 5.8 annexed hereto contains a full and complete list of all Joint Ventures in which each of the Subsidiaries has on ownership interest as of the date hereof, along with the percentage voting stock or control of each such Subsidiary in the Joint Ventures.

         5.9 Taxes. Each of Company and its Subsidiaries has filed on or before their respective due dates, all federal, state and foreign tax returns which are required to be filed or has obtained extensions for filing such tax returns and is not delinquent in filing such returns in accordance with such extensions and has paid all taxes which have become due pursuant to those returns or pursuant to any assessments received by any such party, as the case may be, to the extent such taxes have become due, except to the extent such tax payments are being actively contested in good faith by appropriate proceedings and with respect to which adequate provision has been made on the books of Company as may be required by GAAP.

         5.10 No Defaults. There exists no default under the provisions of any instrument evidencing any Debt of the Company or any of its Subsidiaries which is permitted hereunder or any Debt connected with any of the Permitted Encumbrances, or of any agreement relating thereto.

         5.11 Enforceability of Agreement and Loan Documents -Company. This Agreement, each of the other Loan Documents to which Company is a party, and all other certificates, agreements and documents executed and delivered by Company under or in connection herewith or therewith have each been duly executed and delivered by its duly authorized officers and constitute the valid and binding obligations of Company, enforceable in accordance with their respective terms, except as enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting the enforcement of creditor's rights, generally and by general principles of equity.

         5.12 Enforceability of Loan Documents -- Subsidiaries. The Loan Documents to which each of the Subsidiaries is a party, and all certificates, documents and agreements executed in connection therewith by the Subsidiaries have each been duly executed and delivered by the respective duly authorized officers of the Subsidiaries and constitute the valid and binding obligations of the Subsidiaries, enforceable in accordance with their respective terms, except as enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting the enforcement of creditor's rights, generally and by general principles of equity.

         5.13 Compliance with Laws. Company and its Subsidiaries each has complied with all applicable laws, including without limitation, Hazardous Material Laws, to the extent that failure to comply therewith would have a material adverse effect upon Company and its Subsidiaries (taken as a whole).

         5.14 Non-contravention -- Company. The execution, delivery and performance of this Agreement and the other Loan Documents are not in contravention of the terms of any material indenture, agreement or undertaking to which Company or any of its Subsidiaries is a party or by which it or its properties are bound or affected.

         5.15 Non-contravention -- Subsidiaries. The execution, delivery and performance of those Loan Documents signed by the Subsidiaries, and any other documents and instruments required under or in connection with this Agreement by the Subsidiaries are not in contravention of the terms of any material indenture, agreement or undertaking to which any Subsidiary or Company is a party or by which it or its properties are bound or affected.

         5.16 No Litigation -- Company. No litigation (including derivative actions), arbitration proceeding, labor controversy or governmental investigation or proceeding is pending or, to the Company's knowledge, threatened against the Company which might reasonably be expected to materially and adversely affect the financial condition, operations, assets, business, properties or prospects of Company, except as set forth in Schedule 5.16 hereto. Except as set forth in Schedule 5.16, there is not outstanding against Company any judgment, decree, injunction, rule, or order of any court, government, department, commission, agency, instrumentality or arbitrator nor is Company in violation of any applicable law, regulation, ordinance, order, injunction, decree or requirement of any governmental body or court where such violation would reasonably be expected to have a material adverse effect on Company.

         5.17 No Litigation -- Subsidiaries. No litigation (including derivative actions), arbitration proceeding, labor controversy or governmental investigation or proceeding is pending or, to the Company's knowledge, threatened against any Subsidiary which might reasonably be expected to materially and adversely affect the financial condition, operations, assets, business, properties or prospects of Company and its Subsidiaries taken as a whole, except as set forth in Schedule 5.17 hereto. Except as set forth in
Schedule 5.17, there is not outstanding against any Subsidiary any judgment, decree, injunction, rule, or order of any court, government, department, commission, agency, instrumentality or arbitrator nor is any such party in violation of any applicable law, regulation, ordinance, order, injunction, decree or requirement of any governmental body or court where such violation would reasonably be expected to have a material adverse effect on Company and its Subsidiaries (taken as a whole).

         5.18 Consents, Approvals and Filings, Etc. Except for the filing of financing statements in connection with the Collateral Documents and except as have been previously obtained, no authorization, consent, approval, license, qualification or formal exemption from, nor any filing, declaration or registration with, any court, governmental agency or regulatory authority or any securities exchange or any other Person (whether or not governmental) is required in connection with the execution, delivery and performance: (i) by Company of this Agreement, any of the Loan Documents to which it is a party; and
(ii) by any Subsidiary, of any of the Loan Documents to which any Subsidiary is a party, and (iii) by Company and the Subsidiaries, of the liens, pledges, mortgages, security interests or other encumbrances granted, conveyed or otherwise established (or to be granted, conveyed or otherwise established) by or under this Agreement or the Loan Documents. All such authorizations, consents, approvals, licenses, qualifications, exemptions, filings, declarations and registrations which have previously been obtained or made, as the case may be, are in full force and effect and are not the subject of any attack, or to the knowledge of Company threatened attack by appeal or direct proceeding or otherwise which would have a material adverse effect on the financial condition of Company and its Subsidiaries (taken as a whole).

         5.19 Agreements Affecting Financial Condition. Neither the Company nor any of its Subsidiaries is party to any agreement or instrument or subject to any charter or other corporate restriction which materially adversely affects the financial condition or operations of the Company and its Subsidiaries (taken as a whole).

         5.20 No Investment Company or Margin Stock. Neither the Company nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended. Neither the Company nor any of its Subsidiaries is engaged principally, or as one of its important activities, directly or indirectly, in the business of extending credit for the purpose of purchasing or carrying margin stock. None of the proceeds of any of the Notes will be used by the Company or any of its Subsidiaries to purchase or carry margin stock or will be made available by the Company or any of its Subsidiaries in any manner to any other Person to enable or assist such Person in purchasing or carrying margin stock. Terms for which meanings are provided in Regulation U of the Board of Governors of the Federal Reserve System or any regulations substituted therefor, as from time to time in effect, are used in this paragraph with such meanings.

         5.21 ERISA. Neither Company nor any of its Subsidiaries maintains or contributes to any Pension Plan subject to Title IV of ERISA, except as set forth on SCHEDULE 5.21 hereto; and there is no accumulated funding deficiency within the meaning of ERISA, or any existing liability with respect to any of the Pension Plans owed to the Pension Benefit Guaranty Corporation or any successor thereto, and no "reportable event" or "prohibited transaction", as defined in ERISA, has occurred with respect to any Pension Plan, and all such Pension Plans are in material compliance with the requirements of the Internal Revenue Code and ERISA (and, if applicable, any comparable foreign law provisions).

         5.22 Conditions Affecting Business or Properties. Neither the respective businesses nor the properties of Company or any of its Subsidiaries is affected by any fire, explosion, accident, strike, lockout or other dispute, drought, storm, hail, earthquake, embargo, Act of God or other casualty which materially adversely affects, or if such event or condition were to continue for more than ten (10) additional days would reasonably be expected to materially adversely affect the businesses or properties of Company and its Subsidiaries (taken as a whole).

         5.23 Environmental and Safety Matters. (a) Each of the Company and its Subsidiaries is in compliance with all federal, state and local laws, ordinances and regulations relating to safety and industrial hygiene or to the environment, including without limitation all Hazardous Materials Laws in jurisdictions in which the Company or its Subsidiaries owns or operates, or has owned or operated, a facility or site, or arranges or has arranged for disposal or treatment of hazardous substances, solid waste, or other wastes, accepts or has accepted for transport any hazardous substances, solid wastes or other wastes or holds or has held any interest in real property or otherwise, except for De Minimis Matters or as otherwise disclosed on SCHEDULE 5.23 hereto, and as to such matters disclosed on such Schedule, none will have a material adverse effect on the financial condition or businesses of the Company and its Subsidiaries (taken as a whole).

         (b)  No  demand,   claim,  notice,   suit,  suit  in  equity,   action,
administrative action, investigation or inquiry whether brought by any governmental authority, private person or entity or otherwise, arising under, relating to or in connection with any applicable Hazardous Materials Laws is pending or, to the best knowledge of Company, after due investigation, threatened against the Company or any of its Subsidiaries, any real property in which the Company or any of its Subsidiaries holds or has held an interest or any past or present operation of the Company or any of its Subsidiaries, except as disclosed on SCHEDULE 5.23 hereto, and as to such matters disclosed on such Schedule, none will have a material adverse effect on the financial condition or business of the Company and its Subsidiaries (taken as a whole).

         (c) Neither the Company nor any of its Subsidiaries (i) is, to the best knowledge of Company, after due investigation, the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any toxic substances, radioactive materials, hazardous wastes or related materials into the environment, (ii) has received any notice of any toxic substances, radioactive materials, hazardous waste or related materials in, or upon any of its properties in violation of any applicable Hazardous Materials Laws, or (iii) knows of any basis for any such investigation, notice or violation, except as disclosed on SCHEDULE 5.23 hereto, and as to such matters disclosed on such Schedule, none will have a material adverse effect on the financial condition or business of Company and its Subsidiaries (taken as a whole).

         (d) No release, threatened release or disposal of hazardous waste, solid waste or other wastes is occurring or, to the best knowledge of Company after due investigation, has occurred on, under or to any real property in which the Company or any of its Subsidiaries holds any interest or on which performs any of its operations, in violation of any Hazardous Material Law except as disclosed on SCHEDULE 5.23 hereto, and as to such matters disclosed on such Schedule, none will have a material adverse effect on the financial condition or business of the Company and its Subsidiaries (taken as a whole).

         5.24 Accuracy of Information. Each of the Company's Financial Statements previously furnished to Agent and the Banks prior to the date of this Agreement, has been prepared in accordance with GAAP and is complete and correct in all material respects and fairly presents the financial condition of Company and the results of its operations for the periods covered thereby; since March 31, 1995 there has been no material adverse change in the financial condition of Company and its Subsidiaries (taken as a whole); to the best knowledge of Company, neither Company nor any of its Subsidiaries has any contingent obligations (including any liability for taxes) not disclosed by or reserved against in the March 31, 1995 balance sheets, as applicable, except as set forth on SCHEDULE 5.24 hereof, and at the present time there are no unrealized or anticipated losses from any present commitment of Company or any of its Subsidiaries.

         5.25 Foreign Employee Benefit Plans. Neither the Company nor any Subsidiary is now maintaining or contributing to or has ever maintained or contributed to any Foreign Employee Benefit Plan. Each Foreign Employee Benefit Plan established after the date hereof is in compliance in all material respects with all laws, regulations and rules applicable thereto and the respective requirements of the governing documents for such plan. With respect to any Foreign Employee Benefit Plan established after the date hereof and maintained or contributed to by the Company, any of its Subsidiaries or any ERISA Affiliate (other than a Foreign Pension Plan) reasonable reserves have been established where required by ordinary accounting practices in the jurisdiction in which such plan is maintained or, in the case of an ERISA Affiliate, the failure to establish such reserves would not have or would not be reasonably likely to have, a material adverse effect on Company and its Subsidiaries (taken as a whole). There are no actions, suits or claims other than routine claims for benefits pending or threatened against the Company, any of its Subsidiaries or any ERISA Affiliate with respect to any Foreign Employee Benefit Plan established after the date hereof or, in the case of an ERISA Affiliate, such actions, suits or claims would not have or would not be reasonably likely to have, a material adverse effect on Company and its Subsidiaries (taken as a whole).

         6. AFFIRMATIVE COVENANTS

         Company covenants and agrees that it will, and, as applicable, it will cause each of its Subsidiaries, until the Revolving Credit Maturity Date and thereafter until final payment in full of the Indebtedness and the performance by the Company of all other obligations under this Agreement and the other Loan
Documents:

         6.1 Preservation of Existence, Etc. Except as otherwise permitted under this Agreement: (i) preserve and maintain its existence and such of its rights, licenses, and privileges as are material to the business and operations conducted by it; (ii) qualify and remain qualified to do business in each jurisdiction in which such qualification is material to its business and operations or ownership of its properties; (iii) continue to conduct and operate its businesses substantially as conducted and operated during the present and preceding fiscal years; (iv) at all times maintain, preserve and protect all of its franchises and trade names and preserve all the remainder of its property and keep the same in good repair, working order and condition, if the failure to do so in any instance would have a material adverse effect on the financial condition of Company and its Subsidiaries (taken as a whole); and (v) from time to time make, or cause to be made, all necessary or appropriate repairs, replacements, betterments and improvements thereto such that the businesses carried on in connection therewith may be properly and advantageously conducted at all times, if the failure to do so in any instance would have a material adverse effect on the financial condition of Company and its Subsidiaries (taken as a whole).

         6.2 Keeping of Books. Keep proper books of record and account in which full and correct entries shall be made of all of its financial transactions and its assets and businesses so as to permit the presentation of Financial Statements prepared in accordance with GAAP.

         6.3 Reporting Requirements. Furnish Agent with copies for each Bank:

                (a) as soon as possible, and in any event within three Business Days after becoming aware of the occurrence of any Default or Event of Default or any other event or occurrence which has or would reasonably be expected to have a materially adverse effect upon the business, property or financial condition of Company and its Subsidiaries (taken as a whole), or upon Company's or any of its Subsidiaries' ability to comply with its obligations hereunder or under any of the other Loan Documents, a written statement of a responsible senior officer of the Company setting forth details of such Default, Event of Default or other event or occurrence and the action which the Company has taken or has caused to be taken or proposes to take or cause to be taken with respect thereto;

                (b) as soon as available, and in any event within one hundred twenty (120) days after and as of the end of each of Company's fiscal years, (i) audited Financial Statements of the Company on a Consolidated basis containing the balance sheet of the Company and its Consolidated Subsidiaries as of the close of each such fiscal year, statements of income and retained earnings and a statement of cash flows for each such fiscal year, and such Financial Statements to be prepared in accordance with GAAP and certified by independent certified public accountants of recognized standing selected by Company and acceptable to the Majority Banks and containing unqualified opinions as to the fairness of the statements therein contained; and (ii) a Borrowing Base and Covenant Compliance Report;

                (c) as soon as  available,  and in any event  within  forty-five
         (45) days after and as of the end of each fiscal quarter of Company (including the last quarter of each fiscal year), (i) the balance sheet of the Company and its Consolidated Subsidiaries as of the end of such quarter and related statements of income, retained earnings and cash flows for the portion of the fiscal year through the end of such period, each on a Consolidated basis certified by a responsible financial officer of Company as to the consistency with prior financial reports and accounting periods, and as to accuracy and fairness of presentation and (ii) a Borrowing Base and Covenant Compliance Report;

                (d) so long as there is any Indebtedness outstanding under this Agreement, as soon as available, and in any event within thirty (30) days after and as of the end of each month, including the last month of each of Company's fiscal year, (i) the balance sheet of the Company and its Consolidated

         Subsidiaries as of the end of such quarter and related statements of income, retained earnings and cash flows for the portion of the fiscal year through the end of such period, each on a Consolidated basis certified by a responsible financial officer of Company as to the consistency with prior financial reports and accounting periods, and as to accuracy and fairness of presentation and (ii) a Borrowing Base and Covenant Compliance Report (excluding completion of Part I thereof);

                (e)  promptly  upon receipt  thereof,  copies of all reports and management letters prepared with respect to Company or any of its Subsidiaries by any independent certified public accountants in connection with any annual, interim or other audit or review of the books of Company or its Subsidiaries, irrespective of the party requesting such an audit or review;

                (f) to the extent not previously delivered, promptly upon becoming available, a copy of all Financial Statements, reports, notices, proxy statements and other communications sent by the Company or any of its Subsidiaries to their stockholders, and all regular and periodic reports filed by the Company or any of its Subsidiaries with any securities exchange, the Securities and Exchange Commission, the Corporations and Securities Bureau of the Department of Commerce of the State of Michigan (excluding annual reports) or any governmental authorities succeeding to any or all of the functions of said commission or bureau;

                (g) promptly, and in form and substance reasonably satisfactory to Agent and the requesting Banks, such other information as Agent or the Majority Banks (acting through Agent) may reasonably request from time to time, including, without limitation, if requested by the Majority Banks appraisals of the Collateral on a basis acceptable to the Majority Banks and by an appraiser or appraisers acceptable to them, and additional Borrowing Base and Covenant Compliance Reports.

         6.4 Net Worth. Maintain at all times Consolidated Net Worth of not less than the following during the periods set forth below:

from the date hereof through September 29, 1995...................($310,000,000)
from September 30, 1995 through December 30, 1995.................($308,000,000)
from December 31, 1995 through March 30, 1996.....................($306,000,000)
from March 31, 1996 through June 29, 1996.........................($303,000,000)
from June 30, 1996 through September 29, 1996.....................($297,000,000)
from September 30, 1996 through December 30, 1996.................($293,000,000)
from December 31, 1996 through March 30, 1997.....................($288,000,000)
from March 31, 1997 through June 29, 1997.........................($283,000,000)
from June 30, 1997 through September 29, 1997.....................($278,000,000)
from September 30, 1997 through December 30, 1997.................($273,000,000)
from December 31, 1997 through March 30, 1998.....................($268,000,000)
from March 31, 1998 and thereafter................................($263,000,000)

         6.5 Fixed Charge Coverage Ratio. Maintain as of the end of each fiscal quarter of Company a Fixed Charge Coverage Ratio of not less than the following as of the dates set forth below:

from the date hereof through September 29, 1995..................... 1.20 to 1.0 from September 30, 1995 through December 30, 1995................... 1.20 to 1.0 from December 31, 1995 through March 30, 1996....................... 1.20 to 1.0 from March 31, 1996 through June 29, 1996........................... 1.20 to 1.0 from June 30, 1996 through September 29, 1996....................... 1.20 to 1.0
from September 30, 1996 through December 30, 1996................... 1.25 to 1.0 from December 31, 1996 through March 30, 1997....................... 1.30 to 1.0 from March 31, 1997 through June 29, 1997........................... 1.35 to 1.0 from June 30, 1997 through September 29, 1997....................... 1.35 to 1.0
from September 30, 1997 through December 30, 1997................... 1.35 to 1.0 from December 31, 1997 through March 30, 1998....................... 1.35 to 1.0 from March 31, 1998 and thereafter.................................. 1.35 to 1.0

         6.6 Senior Debt to Cash Flow Ratio. Maintain as of the end of each fiscal quarter of Company a Senior Debt to Cash Flow Ratio of not more than the following during the periods set forth below:

from the date hereof through June 29, 1995...........................5.90 to 1.0 from June 30, 1995 through September 29, 1995........................5.50 to 1.0
from September 30, 1995 through December 30, 1995....................5.25 to 1.0 from December 31, 1995 through March 30, 1996........................5.00 to 1.0 from March 31, 1996 through June 29, 1996............................4.75 to 1.0 from June 30, 1996 through September 29, 1996........................4.50 to 1.0
from September 30, 1996 through December 30, 1996....................4.25 to 1.0 from December 31, 1996 and thereafter................................4.00 to 1.0

         6.7 EBITDA. Maintain as of the end of each fiscal quarter of Company on a year-to-date cumulative basis, EBITDA of not less than the following as of the dates set forth below:

             June 30, 1995...........................................$30,000,000
             September 30, 1995......................................$45,000,000
             December 31, 1995.......................................$60,000,000
             March 31, 1996..........................................$16,500,000
             June 30, 1996...........................................$33,000,000
             September 30, 1996......................................$49,500,000
             December 31, 1996.......................................$66,000,000
             March 31, 1997..........................................$17,500,000
             June 30, 1997...........................................$35,000,000
             September 30, 1997......................................$52,500,000
             December 31, 1997.......................................$70,000,000
             March 31, 1998..........................................$19,000,000
             June 30, 1998...........................................$38,000,000

         6.8 Taxes. Pay and discharge all taxes and other governmental charges, and all material contractual obligations calling for the payment of money, before the same shall become overdue, unless and to the extent only that such payment is being contested in good faith by appropriate proceedings and is reserved for, as required by GAAP, on its balance sheet.

         6.9 Inspections. Permit Agent and each Bank, through their authorized attorneys, accountants and representatives to examine Company's and each of its Subsidiaries' books, accounts, records, ledgers and assets and properties of every kind and description (including any and all Collateral) wherever located at all reasonable times during normal business hours, upon reasonable oral or written request of Agent or such Bank, which shall include collateral audits at Company's sole cost and expense (provided that prior to the occurrence of an Event of Default, Company shall not be required to reimburse Agent or any Bank for the cost of more than one collateral audit per year); and permit Agent and each Bank or their authorized representatives, at reasonable times and intervals, to visit all of their respective offices, discuss their respective financial matters with their respective officers and independent certified public accountants, and, by this provision, Company authorizes such accountants to discuss the finances and affairs of Company and its Subsidiaries (provided that Company is given an opportunity to participate in such discussions) and examine any of its or their books and other corporate records.

         6.10 Further Assurances; Financing Statements. Furnish to the Agent, at Company's sole expense, upon Majority Banks' (or Agent's) request, in form satisfactory to the Majority Banks, assignments, lien instruments or other security instruments, consents, acknowledgments, subordinations and financing statements covering any or all of the Collateral pledged, assigned, or encumbered pursuant to the Collateral Documents, of every nature and description, whether now owned or hereafter acquired (by Company or any of its Subsidiaries), to the extent that the Agent may reasonably require, and execute and deliver or cause to be executed and delivered such other documents or instruments as the Agent may reasonably require to effectuate more fully the purposes of this Agreement or the other Loan Documents.

         6.11 Compliance with Leases. Comply with the material terms and conditions of any leases covering any premises or real property wherein any of the Collateral pledged, assigned or encumbered pursuant to the Collateral Documents is located and any orders, ordinances, laws or statutes of any city, state or other governmental department having jurisdiction with respect to such premises or property, or the conduct of business thereon.

         6.12 Indemnification. Indemnify and save Agent and each of the Banks harmless from all loss, cost, damage, liability or expenses, including reasonable attorneys' fees and disbursements, incurred by Agent and the Banks by reason of an Event of Default, or, defending or protecting the security interests or other liens granted hereby or under any of the Loan Documents or the priority thereof or enforcing the obligations of Company or any of its Subsidiaries under this Agreement or any of the other Loan Documents or in the prosecution or defense of any action or proceeding concerning any matter growing out of or connected with this Agreement or any of the Loan Documents, excluding, however, any loss, cost, damage, liability or expenses arising solely as a result of the gross negligence or willful misconduct of the party seeking to be indemnified under this Section 6.12.

         6.13 Governmental and Other Approvals. Apply for, obtain and/or maintain in effect, as applicable, all authorizations, consents, approvals, licenses, qualifications, exemptions, filings, declarations and registrations (whether with any court, governmental agency, regulatory authority, securities exchange or otherwise) which are necessary in connection with the execution, delivery and performance: (i) by Company, of this Agreement and the other Loan Documents, and (ii) by any of Company's Subsidiaries, of the Loan Documents and the liens, pledges, mortgages, security interests or other encumbrances granted, conveyed or otherwise established (or to be granted, conveyed or otherwise established) by or under the Loan Documents.

         6.14 Insurance. Maintain insurance coverage on its physical assets and against other business risks in such amounts and of such types as are customarily carried by companies similar in size and nature, and in the event of acquisition of additional property, real or personal, or of occurrence of additional risks of any nature, increase such insurance coverage in such manner and to such extent as prudent business judgment and then current practice would dictate; and in the case of all policies covering property subject to the Collateral Documents, or property in which the Banks shall have a security interest of any kind whatsoever, other than those policies protecting against casualty liabilities to third parties, all such insurance policies shall conform to the requirements set forth in the applicable Collateral Documents and shall provide that the loss payable thereunder shall be payable to Company or a Subsidiary, as applicable, and to the Agent (for application to the Indebtedness); and with all said policies or copies thereof, including all endorsements thereon and those required hereunder, to be deposited with the Agent.

         6.15 Compliance with Laws.

              (a) Comply in all material respects with all applicable laws, rules, regulations and orders of any governmental authority, whether federal, state, local or foreign (including without limitation Hazardous Materials Laws), in effect from time to time.

              (b) Conduct and complete, or cause to be conducted and completed, all investigations, studies, sampling and testing, and all remedial, removal and other actions necessary to clean-up and remove all Hazardous Materials on or affecting any premises owned or occupied by Company or any of its Subsidiaries, whether resulting from conduct of Company or any of its Subsidiaries or any

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other Person, if required by Hazardous  Material Laws, all such actions shall be taken in accordance with such laws, and the orders and directives of all applicable federal, state and local governmental authorities; and

              (c) Defend, indemnify and hold harmless Agent and each of the Banks, and their respective employees, agents, officers and directors from and against any and all claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses of whatever kind or nature arising out of or related to (i) the presence, disposal, release or threatened release of any Hazardous Materials on, from or affecting any premises owned or occupied by Company or any of its Subsidiaries, (ii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials, (iii) any lawsuit or other proceeding brought or threatened, settlement reached or governmental order or decree relating to such Hazardous Materials, (iv) the cost of removal of all Hazardous Materials from all or any portion of any premises owned by Company or its Subsidiaries, (v) the taking of necessary precautions to protect against the release of Hazardous Materials on or affecting any premises owned by Company or any of its Subsidiaries, (vi) complying with all Hazardous Material Laws and/or (vii) any violation of Hazardous Material Laws, including without limitation, reasonable attorneys and consultants fees, investigation and laboratory fees, environmental studies required by Agent or any Bank, but with respect to environmental studies only following a violation of Hazardous Material Laws, (whether before or after the occurrence of any Default or Event of Default hereunder), court costs and litigation expenses; and, if so requested by Agent or any Bank, Company shall execute, and shall cause the Subsidiaries to execute, separate indemnities covering the foregoing matters. The obligations of Company under this Section
6.15 shall be in addition to any and all other obligations and liabilities the Company may have to Agent or any of the Banks at common law or pursuant to any other agreement.

         6.16 Compliance with ERISA. Comply in all material respects with all requirements imposed by ERISA as presently in effect or hereafter promulgated or the Internal Revenue Code, including, but not limited to, the minimum funding requirements of any Pension Plan.

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


         6.17 ERISA Notices. Promptly notify Agent and each of the Banks upon the occurrence of any of the following events:

                (a) the termination of any Pension Plan pursuant to Subtitle C of Title IV of ERISA or otherwise;

                (b) the appointment of a trustee by a United States District Court to administer any Pension Plan;

                (c) the commencement by the PBGC, or any successor thereto, of any proceeding to terminate any Pension Plan;

                (d) the failure of the Company or any Subsidiary to make any payment in respect of any Pension Plan required under Section 412 of the Internal Revenue Code;

                (e) the withdrawal of the Company or any Subsidiary from any Pension Plan, including, without limitation, any multiemployer plan; or

                (f) the occurrence of a reportable event which is required to be reported by the Company under the regulations, within the meaning of Title IV of ERISA or a "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Internal Revenue Code) which could have a material adverse effect on Company or any of its Subsidiaries.

         6.18 Foreign Employee Benefit Plans. Establish, maintain and operate all Foreign Employee Benefit Plans to comply with all material respects with all laws, regulations and rules applicable thereto and the respective requirements of the governing documents for such plans.

         6.19 Notices re Other Debt. Deliver or cause to be delivered to Agent within five (5) Business Days of receipt thereof a copy of each report, notice or communication regarding potential or actual defaults delivered by or on behalf of Company or any Subsidiary to the trustee under any of the Indentures or to the holders of any instrument evidencing any Debt and each notice or communication received by Company or any Subsidiary from any such trustee or holder.

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         6.20 Rating Change.  Promptly notify Agent and each of the Banks of any change in Company's Moody's Rating or S&P Rating and furnish Agent and each of the Banks with a copy of any report issued by Moody's or S&P in connection therewith.

         6.21 Wichita Bonds. Within thirty (30) days of the redemption or repurchase of the Wichita Bonds, cause the City of Wichita, Kansas to reconvey to Company a fee simple interest in the real property located in Wichita, Kansas, as more fully described on EXHIBIT "E" annexed hereto.

         7. NEGATIVE COVENANTS

         Company covenants and agrees that, until the Revolving Credit Maturity Date and thereafter until final payment in full of the Indebtedness and the performance by Company and the Subsidiaries of all other obligations under this Agreement and the other Loan Documents, without the prior written consent of the Majority Banks it will not, and will not permit the Subsidiaries (including without limitation Subsidiaries acquired or created after the date hereof) to:

         7.1 Capital Structure and Redemptions. Purchase, acquire or redeem any of its capital stock (other than (i) redemptions of the capital stock of Company not to exceed $100,000 in aggregate purchase price during any fiscal year of Company, provided that such stock is purchased solely for the purpose of being subsequently transferred to members of Company's Board of Directors who are not Affiliates or employees of Company or the Company's Affiliates, as a component of their annual compensation and is held by Company as treasury stock until used for such purpose and (ii) purchases, acquisitions or redemptions of the capital stock of Company not to exceed $2,000,000 in any fiscal year paid, provided that such stock is purchased solely for use in connection with an employee benefit plan or other employee incentive plan and is held by Company as treasury stock until used for such purpose) or make any material change in its capital structure other than the issuance of additional capital stock.

         7.2 Business Purposes. Make any material changes in its business objects or engage in business other than the Core Business.

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


         7.3 Mergers or Dispositions. Enter into any merger or consolidation, except for Permitted Mergers, or sell, lease, transfer, relocate or dispose of all, substantially all, or any material part of its assets, except for Permitted Transfers.

         7.4 Indebtedness. Subject to the provisions of Section 7.17 hereof, become or remain obligated for any Debt, except for:

                (a) the Indebtedness;

                (b) Current unsecured trade, utility and non-extraordinary accounts payable arising in the ordinary course of Company's or any Subsidiary's business (including any such payables assumed by Company or a Subsidiary in connection with a Permitted Acquisition) and other Debt arising in the ordinary course of Company's or any Subsidiary's business;

                (c) existing Debt as set forth on SCHEDULE 7.4 annexed hereto;

                (d) Debt in respect of taxes, assessment, governmental charges and claims for labor, materials or supplies to the extent that payment thereof is not required pursuant to Section 6.8 hereof;

                (e) Debt incurred in connection with the making of Investments permitted under Section 7.8(b) hereof or in connection with the making of an Investment in the form of a loan to Company by a Subsidiary;

                (f) Debt in respect of interest rate exchange, swap, collar or cap or similar agreements providing interest rate protection and foreign exchange contracts;

                (g) Secured purchase money Debt (including capitalized leases) not to exceed $10,000,000 in the aggregate at any time outstanding incurred after the date hereof to finance the acquisition of fixed assets, provided that (A) such Debt has a scheduled maturity and is not due on demand and (B) immediately prior to and after giving effect to the incurrence of such Debt no Default or Event of Default has occurred and is continuing; and

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                (h) Other  unsecured  Debt incurred after the date hereof not to exceed $10,000,000 in the aggregate at any time, provided that (A) such Debt has a scheduled maturity and is not due on demand and (B) immediately prior to and after giving effect to the incurrence of such Debt, no Default or Event of Default has occurred and is continuing.

         7.5 Liens. Permit or suffer any Lien to exist on any of its properties, real, personal or mixed, tangible or intangible, whether now owned or hereafter acquired, except:

                (a) in favor of Agent, as security for the Indebtedness;

                (b) purchase money security interests in fixed assets to secure the purchase money Debt permitted under Section 7.4(g) hereof, provided that such security interest is (or was, to the extent such security interest exists at the time of a Permitted Acquisition) created substantially contemporaneously with the acquisition of such fixed assets and does not extend to any property other than the fixed asset so financed and provided further that the sum of all such purchase money Debt outstanding at any time shall not exceed the aggregate amount set forth in Section 7.4(g), hereof; and

                (c) the Permitted Encumbrances.

         7.6 Acquisitions. Subject to the provisions of Section 7.17 hereof, purchase or otherwise acquire or become obligated for the purchase of all or substantially all or any material portion of the assets or business interests of any Person, firm or corporation, or any shares of stock (or other ownership interests) of any corporation, trusteeship or association, or any business or going concern, or in any other manner effectuate or attempt to effectuate an expansion of present business by acquisition, except for Permitted Acquisitions and Permitted Mergers.

         7.7 Dividends. Declare or pay any dividends in cash or property on or make any other distribution in cash or property with respect to any shares of its capital stock or other equity interests, whether by reduction of stockholders' equity or otherwise, except for (i) dividends and other distributions by Subsidiaries to Company and (ii) so long as immediately prior

                                       57

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

thereto and after giving effect thereto no Default and Event of Default has occurred and is continuing, cash dividends on the capital stock of Company in an amount not to exceed $7,500,000 in the aggregate during any fiscal quarter of Company.

         7.8 Investments. Subject to the provisions of Section 7.17 hereof, make or allow to remain outstanding any Investment in, or any loans or advances to, any Person, firm, corporation or other entity or association, other than:

                  (a) Permitted Investments;

                  (b) Investments in Subsidiaries and Joint Ventures existing as of the date of this Agreement or established subsequent to the date hereof (in compliance with this Agreement), provided that (i) within ten (10) days of making such Investment, the Agent has a first priority Lien on the capital stock or other ownership interest of Company or the Subsidiary making such Investment in such Subsidiary or Joint Venture as security for the Indebtedness and (ii) the form of such collateral security is on terms substantially similar to the terms of the security documents executed by Company in favor of Agent and satisfactory to Agent and Agent has received such other documentation and opinions of counsel as Agent may reasonably require in connection therewith;

                  (c) Permitted Acquisitions (excluding any Investments owned by the target of the Permitted Acquisition not otherwise permitted by
              Section 7.8(e) below);

                  (d) the Investments set forth on SCHEDULE 7.8, hereto;

                  (e) Investments in any Joint Venture owned by the target of a Permitted Acquisition upon the effective date of such Permitted Acquisition and not made in contemplation of such Permitted Acquisition, which shall not exceed One Million Dollars ($1,000,000) in the aggregate outstanding at any time for all such Investments

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                  (f) Investments  received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business; and

                  (g) Investments in the form of non-cash consideration received in connection with a Permitted Transfer in accordance with this Agreement.

         7.9 Accounts Receivable. Sell or assign any account, note or trade acceptance receivable, except to Agent on behalf of the Banks or in the ordinary course of business for collection.

         7.10 Transactions with Affiliates. Enter into any transaction with any of its or their stockholders or officers or its or their Affiliates, except in the ordinary course of business and on terms not materially less favorable than would be usual and customary in similar transactions between Persons dealing at arm's length.

         7.11 No Further Negative Pledges. Enter into or become subject to any agreement (other than this Agreement, the Loan Documents or the Indentures) (i) prohibiting the guaranteeing by the Company or any Subsidiary of any obligations, (ii) prohibiting the creation or assumption of any Lien upon the properties or assets of the Company or any Subsidiary, whether now owned or hereafter acquired, or (iii) requiring an obligation to become secured (or further secured) if another obligation is secured or further secured.

         7.12 Permitted Subordinated Indebtedness. (i) Amend, supplement or otherwise modify the Subordinated Indenture or the Subordinated Notes (each as in effect as of the date hereof) or the terms of any other Permitted Subordinated Indebtedness in any way that would be materially less advantageous to the Company or materially adverse to the Banks, including, without limitation, with respect to amount, maturity, amortization, interest rate, premiums, fees, covenants, events of default, remedies and subordination provisions; or (ii) declare or make any payment on the Permitted Subordinated

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Indebtedness  except  regularly  scheduled  payments of principal,  interest and premium, unless such payments are prohibited by the terms of the Permitted Subordinated Indebtedness, and only so long as immediately prior to such payment and after giving effect thereto, no Default or Event of Default has occurred and is continuing; provided, however, Company may redeem or repurchase the Permitted Subordination Indebtedness not to exceed $40,000,000 in aggregate principal amount.

         7.13 Sale and Leaseback. Become liable, directly or indirectly, with respect to any lease of any real or personal property (i) which it or one of its Subsidiaries sold or transferred or will sell or transfer to any other Person or
(ii) which it or one of its Subsidiaries intends to use for substantially the same purpose as any other real or personal property which has been or will be sold or transferred by it or one of its Subsidiaries to any other Person in connection with such lease.

         7.14 Corporate Documents. Amend, modify or otherwise change any of the terms or provisions of any of its constituent documents (other than its bylaws, in which case, any of the material terms or provisions thereof) as in effect on the date hereof.

         7.15 Fiscal Year. Change its fiscal year for accounting or tax purposes from a period consisting of the twelve month period ending on December 31 of each year.

         7.16 Senior Notes. (i) Amend, supplement or otherwise modify the Senior Indenture or the Senior Notes (each as in effect as of the date hereof) in any way that would be materially less advantageous to the Company, including, without limitation, with respect to amount, maturity, amortization, interest rate, premiums, fees, covenants, events of default and remedies; or (ii) purchase, redeem, prepay or repay any principal of, premium, if any, interest or other amount payable in respect of the Senior Notes unless required to do so by the terms of such Senior Notes except (A) the purchase, redemption, prepayment or repayment from proceeds of any refunding or refinancing of the Senior Notes permitted under Section 7.4(c) hereof and (B) the redemption of the balance of the outstanding Senior Notes due 1997 and 1999, and in each case only so long as immediately prior thereto and after giving effect thereto, no Default or Event of Default has occurred and is continuing.

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         7.17 Maximum Subsidiary Investment Amount. Allow the Maximum Subsidiary
Investment Amount to exceed Thirty Five Million Dollars ($35,000,000) in the aggregate at any time.

         8. DEFAULTS

         8.1 Events of Default. The occurrence of any of the following events shall constitute an Event of Default hereunder:

                (a) non-payment when due of (i) the principal or interest under any of the Notes issued hereunder in accordance with the terms thereof or (ii) any Fees;

                (b) non-payment of any money by Company under this Agreement or by Company or any Subsidiary under any of the Loan Documents, other than as set forth in subsection (a) above, within five (5) Business Days after written notice from Agent that the same is due and payable;

                (c) default in the observance or performance of any of the conditions, covenants or agreements of Company set forth in Section 2.7, 6.1, 6.3 through 6.7 (both inclusive), 6.9, 6.10, 6.12, 6.14, 6.16 through 6.21 (both inclusive), or 7 (in its entirety);

                (d) default in the observance or performance of any of the other conditions, covenants or agreements set forth in this Agreement by Company and continuance thereof for a period of thirty (30) consecutive days;

                (e) any representation or warranty made by Company or any Subsidiary herein or in any instrument submitted pursuant hereto or by any other party to the Loan Documents proves untrue or misleading in any material adverse respect when made;

                (f) default in the observance or performance of or failure to comply with any of the conditions, covenants or agreements of Company or any Subsidiary set forth in any of the other Loan Documents, and the continuance thereof beyond any period of grace or cure specified in any such document;

                (g) default in the payment of or failure to comply with the terms of any other obligation of Company or any of

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         its  Subsidiaries  for Debt of  Company or any of its  Subsidiaries  in
         excess of Ten Million Dollars ($10,000,000) in the aggregate which (taking into account applicable periods of notice or cure, if any), would permit the holder or holders thereto to accelerate the Debt or terminate its commitment thereunder;

                (h) the rendering of any judgment(s) for the payment of money in excess of the sum of Ten Million Dollars ($10,000,000) individually or in the aggregate against Company or any of its Subsidiaries, and such judgments shall remain unpaid, unvacated, unbonded or unstayed by appeal or otherwise for a period of sixty (60) consecutive days, except as covered by adequate insurance with a reputable carrier and to the extent an action is pending in which an active defense is being made with respect thereto; provided, however, if such judgment(s) are in excess of Thirty Million Dollars ($30,000,000) in the aggregate, the entry thereof shall immediately constitute an Event of Default hereunder;

                (i) the occurrence of an "reportable event", as defined in ERISA, which is determined to constitute grounds for termination by the Pension Benefit Guaranty Corporation of any Pension Plan maintained or contributed to by or on behalf of the Company or any of its Subsidiaries for the benefit of any of its employees or for the appointment by the appropriate United States District Court of a trustee to administer such Pension Plan and such reportable event is not corrected and such determination is not revoked within sixty (60) days after notice thereof has been given to the plan administrator of such Pension Plan (without limiting any of Agent's or any Bank's other rights or remedies hereunder), or the institution of proceedings by the Pension Benefit Guaranty Corporation to terminate any such Pension Plan or to appoint a trustee by the appropriate United States District Court to administer any such Pension Plan;

                (j) the Company or any of its Subsidiaries shall be dissolved or liquidated (or any judgment, order or decree therefor shall be entered) other than in connection with a Permitted Merger or; if a creditors' committee shall have been appointed for the business of Company or any of its Subsidiaries; or if Company or any of its Subsidiaries shall have made a general assignment for the benefit of creditors or

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         shall have been adjudicated  bankrupt,  or shall have filed a voluntary petition in bankruptcy or for reorganization or to effect a plan or arrangement with creditors or shall fail to pay its debts generally as such debts become due in the ordinary course of business (except as contested in good faith and for which adequate reserves are made in such party's Financial Statements) or becomes the subject of an involuntary petition in bankruptcy, or a reorganization, arrangement or creditor composition proceeding which is not dismissed within sixty
         (60) days of commencement thereof, or shall file an answer to a creditor's petition or other petition filed against it, admitting the material allegations thereof for an adjudication in bankruptcy or for reorganization; or shall have applied for or permitted the appointment of a receiver or trustee or custodian for any of its property or assets; or such receiver, trustee or custodian shall have been appointed for any of its property or assets (otherwise than upon application or consent of Company or any of its Subsidiaries); or if an order shall be entered approving any petition for reorganization of Company or any of its Subsidiaries; or the Company or any of its Subsidiaries shall take any action (corporate or other) authorizing or in furtherance any of the actions described above in this subsection;

                (k) the occurrence of a Change of Ownership or Change of Control; or

                (l) the revocation or attempted revocation of any Guaranty.

         8.2 Exercise of Remedies. If an Event of Default has occurred and is continuing hereunder: (v) the Agent shall, upon being directed to do so by the Majority Banks, declare the Revolving Credit Aggregate Commitment (and any commitment to increase the Revolving Credit Aggregate Commitment) terminated;
(w) the Agent shall, upon being directed to do so by the Majority Banks, declare the entire unpaid principal Indebtedness, including the Notes, immediately due and payable, without presentment, notice or demand, all of which are hereby expressly waived by Company; (x) upon the occurrence of any Event of Default specified in subsection 10.1(j), above, and notwithstanding the lack of any declaration by Agent under preceding clause (w), the entire unpaid principal Indebtedness, including the Notes, shall become automatically and immediately due and payable, and the Revolving Credit Aggregate

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Commitment shall be automatically and immediately terminated;  and (y) the Agent shall, if directed to do so by the Majority Banks or the Banks, as applicable (subject to the terms hereof), exercise any remedy permitted by this Agreement, the other Loan Documents or law.

         8.3 Rights Cumulative. No delay or failure of Agent and/or Banks in exercising any right, power or privilege hereunder shall affect such right, power or privilege, nor shall any single or partial exercise thereof preclude any other or further exercise thereof, or the exercise of any other power, right or privilege. The rights of Agent and Banks under this Agreement are cumulative and not exclusive of any right or remedies which Banks would otherwise have.

         8.4 Waiver by Company of Certain Laws. To the extent permitted by applicable law, Company hereby agrees to waive, and does hereby absolutely and irrevocably waive and relinquish the benefit and advantage of any valuation, stay, appraisement, extension or redemption laws now existing or which may hereafter exist, which, but for this provision, might be applicable to any sale made under the judgment, order or decree of any court, on any claim for interest on the Notes, or any security interest or mortgage contemplated by or granted under or in connection with this Agreement. These waivers have been voluntarily given, with full knowledge of the consequences thereof.

         8.5 Waiver of Defaults. No Event of Default shall be waived by the Banks except in a writing signed by an officer of the Agent in accordance with
Section 12.12 hereof. No single or partial exercise of any right, power or privilege hereunder, nor any delay in the exercise thereof, shall preclude any other or further exercise of their rights by Agent or the Banks. No waiver of any Event of Default shall extend to any other or further Event of Default. No forbearance on the part of the Agent or the Banks in enforcing any of their rights shall constitute a waiver of any of their rights. Company expressly agrees that this Section may not be waived or modified by the Banks or Agent by course of performance, estoppel or otherwise.

         8.6  Deposits and Accounts.

         Upon the occurrence and during the continuance of any Event of Default, each Bank may at any time and from time to time, without

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notice to the Company (any requirement for such notice being expressly waived by the Company) set off and apply against any and all of the obligations of the Company now or hereafter existing under this Agreement, whether owing to such Bank or any other Bank or the Agent, any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Company and any property of the Company from time to time in possession of such Bank, irrespective of whether or not such deposits held or indebtedness owing by such Bank may be contingent and unmatured and regardless of whether any Collateral then held by Agent or any Bank is adequate to cover the Indebtedness. Promptly following any such setoff, such Bank shall give written notice to Agent and to Company of the occurrence thereof. The Company hereby grants to the Banks and the Agent a lien on and security interest in all such deposits, indebtedness and property as collateral security for the payment and performance of all of the obligations of the Company under this Agreement. The rights of each Bank under this Section 8.6 are in addition to the other rights and remedies (including, without limitation, other rights of setoff) which such Bank may have.

         9. PAYMENTS, RECOVERIES AND COLLECTIONS

         9.1 Payment Procedure.

                (a) All payments by Company of principal of, or interest on, the Notes, or any other Indebtedness, shall be made on the date specified for payment under this Agreement not later than 11:00 a.m. (Detroit time) in immediately available funds to Agent, for the ratable account of the Banks, at Agent's office located at One Detroit Center, Detroit, Michigan 48226, (care of Agent's Eurocurrency Lending Office, for Eurocurrency-based Advances). Upon receipt by the Agent of each such payment, the Agent shall make prompt payment in like funds received to each Bank as appropriate, or, in respect of Eurocurrency-based Advances, to such Bank's Eurocurrency Lending Office.

                (b) Unless the Agent shall have been notified by Company prior to the date on which any payment to be made by Company is due that Company does not intend to remit such payment, the Agent may, in its sole discretion and without obligation to do so, assume that the Company has remitted such

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         payment  when  so  due  and  the  Agent  may,  in  reliance  upon  such assumption, make available to each Bank on such payment date an amount equal to such Bank's share of such assumed payment. If Company has not in fact remitted such payment to the Agent each Bank shall forthwith on demand repay to the Agent the amount of such assumed payment made available or transferred to such Bank, together with the interest thereon, in respect of each day from and including the date such amount was made available by the Agent to such Bank to the date such amount is repaid to the Agent at a rate per annum equal to (i) for Prime-based Advances, the Federal Funds Effective Rate (daily average), as the same may vary from time to time, and (ii) with respect to Eurocurrency-based Advances, Agent's aggregate marginal cost (including the cost of maintaining any required reserves or deposit insurance and of any fees, penalties, overdraft charges or other costs or expenses incurred by Agent) of carrying such amount.

                (c) Subject to the definition of Interest Period, whenever any payment to be made hereunder shall otherwise be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in computing interest, if any, in connection with such payment.

                (d) Subject to the provisions of Sections 12.13 and 12.15 hereof, all payments to be made by Company hereunder shall be made without set-off or counterclaim and without deduction for or on account of any present or future withholding or other taxes of any nature imposed by an governmental authority thereof or any federation or organization of which such governmental authority may at the time of payment be a member, unless Company is compelled by law to make payment subject to such tax. In such event, Company shall

                (i) pay to the Agent, for Agent's own account and/or, as the case may be, for the account of the Banks, such additional amount (the "Gross-Up") as may be necessary to ensure that the Agent and the Banks receive a net amount equal to the full amount which would have been receivable had payment not been made subject to such tax; and

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                      (ii) remit  such tax to the  relevant  taxing  authorities according to applicable law, and send to the Agent such certificates or certified copy receipts as the Agent shall reasonably require as proof of the payment by the Company of any such taxes payable by the Company.

         If Agent or any Bank receives a cash refund with respect to taxes paid by Company pursuant to this Section 9.1(d), it shall promptly remit such cash refund, in the amount received, to Company.

         As used herein, the terms "tax", "taxes" and "taxation" include all existing taxes, levies, imposts, duties, charges, fees, deductions and withholdings and any restrictions or conditions resulting in a charge together with interest thereon and fines and penalties with respect thereto which may be imposed by reason of any violation or default with respect to the law regarding such tax, assessed as a result of or in connection with the transactions hereunder, or the payment and or receipt of funds hereunder, or the payment or delivery of funds into or out of any jurisdiction other than the United States (whether assessed against Company, Agent or any of the Banks).

         9.2 Application of Proceeds of Collateral. Notwithstanding anything to the contrary in this Agreement, after an Event of Default, the proceeds of any of the Collateral, together with any offsets, voluntary payments by Company or any Subsidiary or others and any other sums received or collected in respect of the Indebtedness, shall be applied, first, to the Notes (to the extent secured by the Collateral in accordance with the Loan Documents) on a pro rata basis, next, to any other Indebtedness on a pro rata basis, and then, if there is any excess, to Company or the applicable Subsidiary as the case may be. The application of such proceeds and other sums to the Notes shall be based on each Bank's Percentage of the aggregate of the loans.

         9.3 Pro-rata Recovery. If any Bank shall obtain any payment or other recovery (whether voluntary, involuntary, by application of offset or otherwise) on account of principal of, or interest on, any of the Notes in excess of its pro rata share of payments then or thereafter obtained by all Banks upon principal of and interest on all Notes, such Bank shall purchase from the other Banks such participations in the Notes held by them as shall be necessary to

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cause such purchasing Bank to share the excess payment or other recovery ratably in accordance with the Percentage with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing holder, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

         9.4 Deposits and Accounts. In addition to and not in limitation of any rights of any Bank or other holder of any of the Notes under applicable law, each Bank and each other such holder shall, upon acceleration of the Indebtedness under the Notes and without notice or demand of any kind, have the right to appropriate and apply to the payment of the Notes owing to it any and all balances, credits, deposits, accounts or moneys of Company then or thereafter with such Bank or other holder; provided, however, that any such amount so applied by any Bank or other holder on any of the Notes owing to it shall be subject to the provisions of Section 9.3, hereof.

         10. CHANGES IN LAW OR CIRCUMSTANCES; INCREASED COSTS

         10.1 Reimbursement of Prepayment Costs. If Company makes any payment of principal with respect to any Eurocurrency-based Advance (or converts or refunds, or attempts to convert or refund any such Advance) on any day other than the last day of the Interest Period applicable thereto (whether voluntarily, by acceleration, or otherwise), or if Company fails to borrow, refund or convert any Eurocurrency-based Advance after notice has been given by Company to Agent in accordance with the terms hereof requesting such Advance, or if Company fails to make any payment of principal or interest in respect of a Eurocurrency-based Advance when due, Company shall reimburse Agent and each Bank, as the case may be on demand for any resulting loss, cost or expense incurred by Agent and Banks, as the case may be as a result thereof, including, without limitation, any such loss, cost or expense incurred in obtaining, liquidating, employing or redeploying deposits from third parties, whether or not Agent and Banks, as the case may be shall have funded or committed to fund such Advance. Such amount payable by Company to Agent and Banks, as the case may be may include, without limitation, an amount equal to the excess, if any, of
(a) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, refunded or converted, for the period from the date of such prepayment or of such failure to

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borrow, refund or convert, through the last day of the relevant Interest Period, at the applicable rate of interest for said Advance(s) provided under this Agreement, over (b) the amount of interest (as reasonably determined by Agent and Banks, as the case may be) which would have accrued to Agent and Banks, as the case may be on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. Calculation of any amounts payable to any Bank under this paragraph shall be made as though such Bank shall have actually funded or committed to fund the relevant Advance through the purchase of an underlying deposit in an amount equal to the amount of such Advance and having a maturity comparable to the relevant Interest Period; provided, however, that any Bank may fund any Eurocurrency-based Advance in any manner it deems fit and the foregoing assumptions shall be utilized only for the purpose of the calculation of amounts payable under this paragraph. Upon the written request of Company, Agent and Banks shall deliver to Company a certificate setting forth the basis for determining such losses, costs and expenses, which certificate shall be conclusively presumed correct, absent manifest error.

         10.2 Agent's Eurocurrency Lending Office. For any Advance to which the Eurocurrency-based Rate is applicable, if Agent shall designate a Eurocurrency Lending Office which maintains books separate from those of the rest of Agent, Agent shall have the option of maintaining and carrying the relevant Advance on the books of such Eurocurrency Lending Office.

         10.3 Circumstances Affecting Eurocurrency-based Rate Availability. If with respect to any Interest Period, Agent or any of the Banks (after consultation with Agent) shall determine that, by reason of circumstances affecting the interbank markets generally, deposits in eurodollars in the applicable amounts are not being offered to the Agent or such Bank for such Interest Period, then Agent shall forthwith give notice thereof to the Company. Thereafter, until Agent notifies Company that such circumstances no longer exist, the obligation of Banks to make Eurocurrency-based Advances, and the right of Company to convert an Advance to or refund an Advance as a Eurocurrency-based Advance shall be suspended, and the Company shall repay in full (or cause to be repaid in full) the then outstanding principal amount of each such Eurocurrency-based Advance covered hereby together with accrued interest thereon, any amounts payable under Section 10.1, hereof, and all other amounts payable hereunder on the last day of

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


the then current Interest Period applicable to such Advance. Upon the date for repayment as aforesaid and unless Company notifies Agent to the contrary within two (2) Business Days after receiving a notice from Agent pursuant to this Section, such outstanding principal amount shall be converted to a Prime-based Advance as of the last day of such Interest Period.

         10.4 Laws Affecting Eurocurrency-based Advance Availability. In the event that any applicable law, rule or regulation (whether domestic or foreign) now or hereafter in effect and whether or not currently applicable to any Bank or the Agent or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by the Agent or any of the Banks (or any of their respective Eurocurrency Lending Offices) with any request or directive (whether or not having the force of law) of any such authority, shall make it unlawful or impossible for any of the Banks (or any of their respective Eurocurrency Lending Offices) to honor its obligations hereunder to make or maintain any Advance with interest at the Eurocurrency-based Rate, Agent shall so notify Company and the right of Company to convert an Advance or refund an Advance as a Eurocurrency-based Advance, shall be suspended and thereafter Company may select as Applicable Interest Rates only those which remain available and which are permitted to be selected hereunder, and if any of the Banks may not lawfully continue to maintain an Advance to the end of the then current Interest Period applicable thereto as a Eurocurrency-based Advance, Company shall immediately prepay such Advance, together with interest to the date of payment, and any amounts payable under Sections 10.1 with respect to such prepayment and the applicable Advance shall immediately be converted to a Prime-based Advance and the Prime-based Rate shall be applicable thereto.

         10.5 Increased Cost of Eurocurrency-based Advances. In the event that any applicable law, rule or regulation (whether domestic or foreign) now or hereafter in effect and whether or not currently applicable to any Bank or the Agent or any interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Agent or any of the Banks with any request or directive (whether or not having the force of law) made by any such authority, central bank or comparable agency after the date hereof:

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                (a) shall subject the Agent or any of the Banks to any tax, duty or other charge with respect to any Advance or any Note or shall change the basis of taxation of payments to the Agent or any of the Banks of the principal of or interest on any Advance or any Note or any other amounts due under this Agreement in respect thereof (except for changes in the rate of tax on the overall net income or revenues of the Agent or of any of the Banks imposed by the United States of America or the jurisdiction in which such Bank's principal executive office is located); or

                (b) shall impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by the Agent or any of the Banks or shall impose on the Agent or any of the Banks or the interbank markets any other condition affecting any Advance or any of the Notes;

and the result of any of the foregoing is to increase the costs to the Agent or any of the Banks of making, funding or maintaining any part of the Indebtedness hereunder as a Eurocurrency-based Advance or to reduce the amount of any sum received or receivable by the Agent or any of the Banks under this Agreement or under the Notes in respect of a Eurocurrency-based Advance then Agent or Bank, as the case may be, shall promptly notify the Company of such fact and demand compensation therefor and, within fifteen (15) days after such notice, Company agrees to pay to Agent or such Bank such additional amount or amounts as will compensate Agent or such Bank or Banks for such increased cost or reduction. A certificate of Agent or such Bank setting forth the basis for determining such additional amount or amounts necessary to compensate or such Bank or Banks shall be conclusively presumed to be correct save for manifest error.

         10.6 Other Increased Costs. In the event that after the date hereof the adoption of or any change in any applicable law, treaty, rule or regulation (whether domestic or foreign) now or hereafter in effect and whether or not presently applicable to any Bank or Agent, or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by any Bank or Agent with any guideline, request or directive of any such authority (whether or

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not  having the force of law),  including  any risk  based  capital  guidelines, affects or would affect the amount of capital required or expected to be maintained by such Bank or Agent (or any corporation controlling such Bank or Agent) and such Bank or Agent, as the case may be, determines that the amount of such capital is increased by or based upon the existence of such Bank's or Agent's obligations or Advances hereunder and such increase has the effect of reducing the rate of return on such Bank's or Agent's (or such controlling corporation's) capital as a consequence of such obligations or Advances hereunder to a level below that which such Bank or Agent (or such controlling corporation) could have achieved but for such circumstances (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Bank or Agent to be material, then the Company shall pay to such Bank or Agent, as the case may be, from time to time, upon request by such Bank or Agent, additional amounts sufficient to compensate such Bank or Agent (or such controlling corporation) for any increase in the amount of capital and reduced rate of return which such Bank or Agent reasonably determines to be allocable to the existence of such Bank's or Agent's obligations or Advances hereunder. A statement as to the amount of such compensation, prepared in good faith and in reasonable detail by such Bank or Agent, as the case may be, shall be submitted by such Bank or by Agent to the Company, reasonably promptly after becoming aware of any event described in this Section 10.6 and shall be conclusive, absent manifest error in computation.

         11. AGENT

         11.1 Appointment of Agent. Each Bank and the holder of each Note irrevocably appoints and authorizes the Agent to act on behalf of such Bank or holder under this Agreement and the Loan Documents and to exercise such powers hereunder and thereunder as are specifically delegated to Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto, including without limitation the power to execute or authorize the execution of financing or similar statements or notices, and other documents. In performing its functions and duties under this Agreement, the Agent shall act solely as agent of the Banks and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for Company. Each Bank agrees (which agreement shall survive any termination of this Agreement) to reimburse Agent for all reasonable out-of-pocket expenses (including house and outside

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attorneys' fees and disbursements)  incurred by Agent hereunder or in connection herewith or with an Event of Default or in enforcing the obligations of Company under this Agreement or the Loan Documents or any other instrument executed pursuant hereto, and for which Agent is not reimbursed by Company, pro rata according to such Bank's Percentage. Agent shall not be required to take any action under the Loan Documents, or to prosecute or defend any suit in respect of the Loan Documents, unless indemnified to its satisfaction by the Banks against loss, costs, liability and expense. If any indemnity furnished to Agent shall become impaired, it may call for additional indemnity and cease to do the acts indemnified against until such additional indemnity is given.

         11.2 Deposit Account with Agent. Company hereby authorizes Agent, in Agent's sole discretion, to charge its general deposit account(s), if any, maintained with Agent for the amount of any principal, interest, or other amounts or costs due under this Agreement when the same become due and payable under the terms of this Agreement or the Notes.

         11.3 Scope of Agent's Duties. The Agent shall have no duties or responsibilities except those expressly set forth herein, and shall not, by reason of this Agreement or otherwise, have a fiduciary relationship with any Bank (and no implied covenants or other obligations shall be read into this Agreement against the Agent). Neither Agent nor any of its directors, officers, employees or agents shall be liable to any Bank for any action taken or omitted to be taken by it under this Agreement or any document executed pursuant hereto, or in connection herewith or therewith with the consent or at the request of the Majority Banks or in the absence of their own gross negligence or wilful misconduct, nor be responsible for or have any duties to ascertain, inquire into or verify (a) any recitals or warranties herein or therein, (b) the effectiveness, enforceability, validity or due execution of this Agreement or any document executed pursuant hereto or any security thereunder, (c) the performance by Company of its obligations hereunder or thereunder, or (d) the satisfaction of any condition hereunder or thereunder, including without limitation the making of any Advance. Agent shall be entitled to rely upon any certificate, notice, document or other communication (including any cable, telegraph, telex, facsimile transmission or oral communication) believed by it to be genuine and correct and to have been sent or given by or on behalf of a proper person. Agent may treat the payee of any Note as the holder thereof. Agent may employ agents and may

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consult with legal counsel (who may be counsel for Company),  independent public accountants and other experts selected by it and shall not be liable to the Banks (except as to money or property received by them or their authorized agents), for the negligence or misconduct of any such agent selected by it with reasonable care or for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

         11.4 Successor Agent. Agent may resign as such at any time upon at least thirty (30) days prior notice to Company and all Banks. If Agent at any time shall resign or if the office of Agent shall become vacant for any other reason, Majority Banks shall, by written instrument, appoint successor agent(s) satisfactory to such Majority Banks, and, so long as no Default or Event of Default has occurred and is continuing, to Company; provided, that Company shall be entitled to deal with the Agent until receiving notice of appointment of a successor agent. Such successor agent shall thereupon become the Agent hereunder, as applicable, and shall be entitled to receive from the prior Agent such documents of transfer and assignment as such successor Agent may reasonably request. Any such successor Agent shall be a commercial bank organized under the laws of the United States or any state thereof and shall have a combined capital and surplus of at least $500,000,000. If a successor is not so appointed or does not accept such appointment before the resigning Agent's resignation becomes effective, the resigning Agent may appoint a temporary successor which is one of the Banks to act until such appointment by the Majority Banks is made and accepted or if no such temporary successor is appointed as provided above by the resigning Agent, the Majority Banks shall thereafter perform all of the duties of the resigning Agent hereunder until such appointment by the Majority Banks is made and accepted. Such successor Agent shall succeed to all of the rights and obligations of the resigning Agent as if originally named. The resigning Agent shall duly assign, transfer and deliver to such successor Agent all moneys at the time held by the resigning Agent hereunder after deducting therefrom its expenses for which it is entitled to be reimbursed. Upon such succession of any such successor Agent, the provisions of this Article 11 shall continue in effect for the benefit of the resigning Agent in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

         11.5 Loans by Agent. Comerica Bank and its successors and assigns, in its capacity as a Bank hereunder, shall have the same

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rights and powers  hereunder  as any other Bank and may exercise or refrain from exercising the same as though it were not the Agent. Comerica Bank and its Affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to, and generally engage in any kind of banking, trust, financial advisory or other business with Company (or the shareholders of Company) as if it were not acting as Agent hereunder, and may accept fees and other consideration therefor without having to account for the same to the Banks.

         11.6 Credit Decisions. Each Bank acknowledges that it has, independently of Agent and each other Bank and based on the Financial Statements of Company and such other documents, information and investigations as it has deemed appropriate, made its own credit decision to extend credit hereunder from time to time. Each Bank also acknowledges that it will, independently of Agent and each other Bank and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any document executed pursuant hereto.

         11.7 Agent's Fees. Commencing on January 2, 1996 and on the first Business Day of each succeeding year until the Indebtedness has been repaid and no commitment to fund any Advance hereunder is outstanding, Company shall pay to Agent an annual agency fee and such other fees and charges as set forth in such letter agreement between Company and Agent. The Agent's Fees described in this
Section 11.7 shall not be refundable under any circumstance.

         11.8 Authority of Agent to Enforce Notes and This Agreement. Each Bank, subject to the terms and conditions of this Agreement, authorizes the Agent with full power and authority as attorney-in-fact to institute and maintain actions, suits or proceedings for the collection and enforcement of the Notes and to file such proofs of debt or other documents as may be necessary to have the claims of the Banks allowed in any proceeding relative to Company, or any of its Subsidiaries, or their respective creditors or affecting their respective properties, and to take such other actions which Agent considers to be necessary or desirable for the protection, collection and enforcement of the Notes, this Agreement or the Loan Documents.

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         11.9  Indemnification.  The Banks agree to indemnify  the Agent (to the extent not reimbursed by Company, but without limiting any obligation of Company to make such reimbursement), ratably according to their respective Percentages, from and against any and all claims, damages, losses, liabilities, costs or expenses of any kind or nature whatsoever (including, without limitation, fees and disbursements of counsel) which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement, any of the other Loan Documents or the transactions contemplated hereby or any action taken or omitted by the Agent under this Agreement or any of the other Loan Documents; provided, however, that no Bank shall be liable for any portion of such claims, damages, losses, liabilities, costs or expenses resulting from the Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Bank agrees to reimburse the Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including, without limitation, fees and expenses of counsel) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or any of the other Loan Documents, to the extent that the Agent is not reimbursed for such expenses by Company, but without limiting the obligation of Company to make such reimbursement. Each Bank agrees to reimburse the Agent promptly upon demand for its ratable share of any amounts owing to the Agent by the Banks pursuant to this Section. If the indemnity furnished to the Agent under this Section shall, in the judgment of the Agent, be insufficient or become impaired, the Agent may call for additional indemnity from the Banks and cease, or not commence, to take any action until such additional indemnity is furnished.

         11.10 Knowledge of Default. It is expressly understood and agreed that the Agent shall be entitled to assume that no Event of Default has occurred and is continuing, unless the officers of the Agent immediately responsible for matters concerning this Agreement shall have been notified in a writing specifying such Event of Default and stating that such notice is a "notice of default" by a Bank or by Company. Upon receiving such a notice, the Agent shall promptly notify each Bank of such Event of Default and provide each Bank with a copy of such notice. Agent shall also furnish the Banks, promptly upon receipt, with copies of all other notices or

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other information required to be provided by Company under this Agreement.

         11.11 Agent's Authorization; Action by Banks. Except as otherwise expressly provided herein, whenever the Agent is authorized and empowered hereunder on behalf of the Banks to give any approval or consent, or to make any request, or to take any other action on behalf of the Banks (including without limitation the exercise of any right or remedy hereunder or under the other Loan Documents), the Agent shall be required to give such approval or consent, or to make such request or to take such other action only when so requested in writing by the Majority Banks or all of the Banks, as applicable hereunder. Action that may be taken by Majority Banks or all of the Banks, as the case may be (as provided for hereunder) may be taken (i) pursuant to a vote at a meeting (which may be held by telephone conference call) as to which all of the Banks have been given reasonable advance notice, or (ii) pursuant to the written consent of the requisite Percentages of the Banks as required hereunder, provided that all of the Banks are given reasonable advance notice of the requests for such consent.

         11.12 Enforcement Actions by the Agent. Except as otherwise expressly provided under this Agreement or in any of the other Loan Documents and subject to the terms hereof, Agent will take such action, assert such rights and pursue such remedies under this Agreement and the other Loan Documents as the Majority Banks or all of the Banks, as the case may be (as provided for hereunder), shall direct; provided, however, that the Agent shall not be required to act or omit to act if, in the judgment of the Agent, such action or omission may expose the Agent to personal liability or is contrary to this Agreement, any of the other Loan Documents or applicable law. Except as expressly provided above or elsewhere in this Agreement or the other Loan Documents, no Bank (other than the Agent, acting in its capacity as agent) shall be entitled to take any enforcement action of any kind under any of the Loan Documents.

         12. MISCELLANEOUS

         12.1 Restatement of Prior Agreement. This Agreement amends, restates and replaces in its entirety the Prior Agreement.

         12.2 Accounting Principles.

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                (a) Where the  character  or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, it shall be done, unless otherwise specified herein, in accordance with GAAP. Furthermore, all Financial Statements required to be delivered hereunder shall be prepared in accordance with GAAP.

                (b) If any change in the accounting principles used in the preparation of the most recent financial statements referred to in
         Section 6.3 hereof are hereafter required or permitted by the rules, regulations, pronouncements and opinions of the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or agencies with similar functions) and are adopted by Company with the agreement of its independent certified public accountants and such changes result in a change in the method of calculation of any of the covenants, standards or terms found in Section 6 (in its entirety) or Section 7 (in its entirety), the parties hereto agree to enter into negotiations in order to amend such provisions so as to equitably reflect such changes with the desired result that the criteria for evaluating compliance with such covenants, standards and terms by the Company shall be the same after such changes as if such changes had not been made; provided, however, no change in GAAP that would affect the method of calculation of any of the covenants, standards or terms shall be given effect in such calculations until such provisions are amended, in a manner satisfactory to Majority Banks and the Company, to so reflect such change in accounting principles.

         12.3 Consent to Jurisdiction. Company and Banks hereby irrevocably submit to the non-exclusive jurisdiction of any United States Federal, Michigan state court sitting in Detroit or New York state court sitting in New York City in any action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents and Company and Banks hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in any such United States Federal, Michigan state court or New York state court. Company irrevocably consents to the service of any and all process in any such action or proceeding brought in any court in or of the State of Michigan or State of New York by the delivery of copies of such process to Company at its

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address  specified on the signature page hereto or by certified mail directed to such address or such other address as may be designated by Company in a notice to the other parties that complies as to delivery with the terms of Section
12.7. Nothing in this Section shall affect the right of the Banks and the Agent to serve process in any other manner permitted by law or limit the right of the Banks or the Agent (or any of them) to bring any such action or proceeding against Company or any Subsidiary or any of its or their property in the courts of any other jurisdiction. Company hereby irrevocably waives any objection to the laying of venue of any such suit or proceeding in the above described courts.

         12.4 Law of Michigan. This Agreement and the Notes have been delivered at Detroit, Michigan, and shall be governed by and construed and enforced in accordance with the laws of the State of Michigan, except to the extent that the Uniform Commercial Code, other personal property law or real property law of a jurisdiction where Collateral is located is applicable and except as and to the extent expressed to the contrary in any of the Loan Documents. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         12.5 Interest. In the event the obligation of Company to pay interest on the principal balance of the Notes is or becomes in excess of the maximum interest rate which Company is permitted by law to contract or agree to pay, giving due consideration to the execution date of this Agreement, then, in that event, the rate of interest applicable with respect to each Bank's Percentage shall be deemed to be immediately reduced to such maximum rate and all previous payments in excess of the maximum rate shall be deemed to have been payments in reduction of principal and not of interest.

         12.6 Closing Costs and Other Costs. Company agrees to pay, or reimburse the Agent for payment of, on demand (a) all reasonable closing costs and expenses, including, by way of description and not limitation, house and outside attorney fees and advances, appraisal and accounting fees, and lien search fees incurred by Agent (but not any of the other Banks) in connection with the commitment, consummation and closing of the loans contemplated

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hereby  or in  connection  with  the  administration  of this  Agreement  or any amendment, refinancing or restructuring of the credit arrangements provided under this Agreement, (b) all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing or recording of this Agreement and the other Loan Documents and the consummation of the transactions contemplated hereby, and any and all liabilities with respect to or resulting from any delay in paying or omitting to pay such taxes or fees, and (c) all reasonable costs and expenses of the Agent or any of the Banks (including reasonable fees and expenses of counsel and whether incurred through negotiations, legal proceedings or otherwise) in connection with any Default or Event of Default or the enforcement of this Agreement, or the other Loan Documents or in connection with any refinancing or restructuring of the Indebtedness in the nature of a "work-out" or in any insolvency or bankruptcy proceeding. All of said amounts required to be paid by Company, may, at Agent's option, be charged by Agent as a Prime-based Advance against the Indebtedness.

         12.7 Notices. Except as expressly provided otherwise in this Agreement, all notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing and shall be given by personal delivery, by mail, by reputable overnight courier, by telex or by facsimile and addressed or delivered to it at its address set forth on the signature pages hereof or at such other address as may be designated by such party in a notice to the other parties that complies as to delivery with the terms of this Section 12.7. Any notice, if personally delivered or if mailed and properly addressed with postage prepaid and sent by registered or certified mail, shall be deemed given when received or when delivery is refused; any notice, if given to a reputable overnight courier and properly addressed, shall be deemed given two (2) Business Days after the date on which it was sent, unless it is actually received sooner by the named addressee; and any notice, if transmitted by telex or facsimile, shall be deemed given when received
(answerback confirmed in the case of telexes and receipt confirmed in the case of telecopies). Agent may, but shall not be required to, take any action on the basis of any notice given to it by telephone, but the giver of any such notice shall promptly confirm such notice in writing or by telex or facsimile, and such notice will not be deemed to have been received until such confirmation is deemed received in accordance with the provisions of this Section set forth above. If such telephonic

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notice conflicts with any such confirmation, the terms of such telephonic notice shall control.

         12.8 Further Action. Company, from time to time, upon written request of Agent will make, execute, acknowledge and deliver or cause to be made, executed, acknowledged and delivered, all such further and additional instruments, and take all such further action as may reasonably be required to carry out the intent and purpose of this Agreement or the other Loan Documents, and to provide for Advances under and payment of the Notes, according to the intent and purpose herein and therein expressed.

         12.9 Successors and Assigns; Participations; Assignments.

              (a) This Agreement shall be binding upon and shall inure to the benefit of Company, the Agent and the Banks, and their respective successors and assigns.

              (b) The foregoing shall not authorize any assignment by Company of its rights or duties hereunder, and no such assignment shall be made (or effective) without the prior written approval of the Banks.

              (c) None of the Banks may assign or grant participations in its rights or obligations hereunder or under the other Loan Documents without the prior written approval of the Agent, and, so long as no Event of Default has occurred and is continuing, the Company. Upon the consummation of any assignment under this Section, Agent shall prepare and distribute to Company and each Bank, a revised Exhibit "C" to this Agreement setting forth the applicable new Percentages of the Banks (including the assignee Bank) taking into account such assignment.

              (d) Nothing in this Agreement, the other Loan Documents or the Notes, expressed or implied, is intended to or shall confer on any Person other than the respective parties hereto and thereto and their successors permitted hereunder and thereunder any benefit or any legal or equitable right, remedy or other claim under this Agreement, the Notes or the other Loan Documents.

         12.10 Indulgence. No delay or failure of Agent and the Banks in exercising any right, power or privilege hereunder shall affect such right, power or privilege nor shall any single or partial exercise thereof preclude any other or further exercise thereof,

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nor the exercise of any other right, power or privilege. The rights of Agent and the Banks hereunder are cumulative and are not exclusive of any rights or remedies which Agent and the Banks would otherwise have.

         12.11 Counterparts. This Agreement may be executed in several counterparts, and each executed copy shall constitute an original instrument, but such counterparts shall together constitute but one and the same instrument.

         12.12 Amendment and Waiver. No amendment or waiver of any provision of this Agreement or any other Loan Document, nor consent to any departure by Company therefrom, shall in any event be effective unless the same shall be in writing and signed by the Majority Banks or, if this Agreement expressly so requires with respect to the subject matter thereof, by all Banks (and, with respect to any amendments to this Agreement or the other Loan Documents, by Company or the Subsidiaries which are signatories thereto), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all the Banks, do any of the following:
(a) subject the Banks to any additional obligations, (b) reduce the principal of, or interest on, the Notes or any Fees (other than the Agent's Fees) or other amounts payable hereunder, (c) postpone any date fixed for any payment of principal of, or interest on, the Notes or any Fees (other than the Agent's
Fees) or other amounts payable hereunder, (d) waive any Event of Default specified in Sections 8.1(a) or (b) hereof, (e) subject to Section 12.16 hereof, release or defer the granting or perfecting of a Lien in any Collateral or alter the required priority of any Lien or terminate or modify any indemnity provided to the Banks hereunder or under the Loan Documents, except as shall be otherwise expressly provided in this Agreement or any other Loan Document, (f) take any action which requires the signing of all Banks pursuant to the terms of this Agreement or any other Loan Document, (g) change the aggregate unpaid principal amount of the Notes which shall be required for the Banks or any of them to take any action under this Agreement or any other Loan Document, or (h) change the definition of "Majority Banks" or this Section 12.12; provided, however, that no amendment, waiver, or consent shall, unless in writing and signed by the Agent in addition to all the Banks, affect the rights or duties of the Agent under this Agreement or any Loan Document. All references in this Agreement to "Banks" or "the Banks" shall

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refer to all Banks, unless expressly stated to refer to Majority Banks.

         12.13  Taxes and Fees.  Should any  documentary,  stamp or similar  tax
(other than a franchise tax or tax based upon the net income of any Bank or Agent imposed by the jurisdiction in which such Bank or Agent have their respective principal executive offices), or recording or filing fee become payable in respect of this Agreement or any of the other Loan Documents (or the execution, filing or recording thereof) or any amendment, modification or supplement hereof or thereof, Company agrees to pay the same together with any interest or penalties thereon and agrees to hold the Agent and the Banks harmless with respect thereto.

         12.14 Confidentiality. Each Bank agrees that it will not disclose without the prior written consent of Company (other than to its employees, to another Bank or to its auditors or counsel) any information with respect to Company, which is furnished pursuant to this Agreement or any of the other Loan Documents; provided that any Bank may disclose any such information (a) as has become generally available to the public or has been lawfully obtained by such Bank from any third party under no duty of confidentiality to Company, (b) as may be required or appropriate in any report, statement or testimony submitted to, or in respect to any inquiry, by, any municipal, state or federal regulatory body having or claiming to have jurisdiction over such Bank, including the Board of Governors of the Federal Reserve System of the United States, the Office of the Comptroller of the Currency or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors, (c) as may be required or appropriate in respect to any summons or subpoena or in connection with any litigation, (d) in order to comply with any law, order, regulation or ruling applicable to such Bank, and (e) to any permitted transferee or assignee or to any permitted participant of, or with respect to, the Notes, as aforesaid so long as such transferee or assignee agrees in writing to be bound by the terms and conditions of this Section 12.14. Each Bank shall give notice to Company of any disclosure made by such Bank under this Section unless such notice is prohibited by law, order, regulation or ruling.

         12.15 Withholding Taxes. If any Bank is not incorporated under the laws of the United States or a state thereof, such Bank shall, prior to the effective date of this Agreement in the case of

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the lenders  which are Banks as of the date of this  Agreement  and prior to the effective date of any assignment permitted under Section 12.9 hereof in the case of any lender which becomes or Bank after the date hereof, deliver to the Agent two executed copies of (i) Internal Revenue Service Form 1001 specifying the applicable tax treaty between the United States and the jurisdiction of such Bank's domicile which provides for the exemption from withholding on interest payments to such Bank, (ii) Internal Revenue Service Form 4224 evidencing that the income to be received by such Bank hereunder is effectively connected with the conduct of a trade or business in the United States or (iii) other evidence satisfactory to the Agent and Company that such Bank is exempt from United States income tax withholding with respect to such income. Such Bank shall amend or supplement any such form or evidence (and submit new forms or evidence upon the expiration of any forms or other evidence previously delivered to Agent) as required to insure that it is accurate, complete and non-misleading at all times. Promptly upon notice from the Agent of any determination by the Internal Revenue Service that any payments previously made to such Bank hereunder were subject to United States income tax withholding when made, such Bank shall pay to the Agent the excess of the aggregate amount required to be withheld from such payments over the aggregate amount actually withheld by the Agent. In addition, from time to time upon the reasonable request and at the sole expense of the Company, each Bank and the Agent shall (to the extent it is able to do so based upon applicable facts and circumstances), complete and provide the Company with such forms, certificates or other documents as may be reasonably necessary to allow the Company to make any payment under this Agreement or the other Loan Documents without any withholding for or on the account of any tax under Section 9.1(d) hereof (or with such withholding at a reduced rate), provided that the execution and delivery of such forms, certificates or other documents does not adversely affect or otherwise restrict the right and benefits (including without limitation economic benefits) available to such Bank or the Agent, as the case may be, under this Agreement or any of the other Loan Documents, or under or in connection with any transactions not related to the transactions contemplated hereby. Notwithstanding any provision of this Section 12.15 or Section 12.9 to the contrary, Company shall have no obligation to pay a Gross-Up with respect to withholding tax paid by Company pursuant to Section 9.1(d) to the extent such Gross-Up results from any agreement or certificate delivered pursuant to this Section having been incorrect in any material respect when made.

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         12.16 Release of Collateral. Agent shall be entitled (for and on behalf of itself and the Banks) to release any Collateral which Company or any of the Subsidiaries is permitted to sell or transfer under the terms of this Agreement, without any further action or consent of the Banks but with notice to the Banks.

         12.17 Power of Attorney. Company does hereby make, constitute and appoint any officer or agent of Agent as its true and lawful attorney-in-fact, with power, upon the occurrence of any Event of Default (exercisable only so
long  as  such  Event  of  Default  is   continuing   and  with  full  power  of
substitution), to endorse its name, or the names of any of its officers or agents, upon any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under any policy of insurance) or Collateral that may come into possession of the Agent in full or part payment of any amounts owing to the Banks; to sign and endorse the name of Company, and/or any of its officers or agents, upon any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts of the Company, and any instrument or document relating thereto or to Company's rights therein; to request from any insurance company providing insurance coverage in accordance with Section 6.14 hereof to issue certificates of insurance, at Company's expense, evidencing the loss payable provisions required under Section 6.14 hereof; to execute on behalf of Company any financing statements, amendments, subordinations or other filings pursuant to this Agreement or any of the Loan Documents, granting unto Agent, as the attorney-in-fact of Company, full power to do any and all things necessary to be done in and about the Company's or any Subsidiary's premises as fully and effectually as Company might or could do, and hereby ratifying all that any said attorney shall lawfully do or cause to be done by virtue hereof. The power of attorney described herein shall be deemed coupled with an interest and shall be irrevocable until the Revolving Credit Maturity Date and thereafter until payment in full of all the Indebtedness and the performance by Company and the Subsidiaries of all other obligations under this Agreement and the Loan Documents; Agent may, at any time after the occurrence of an Event of Default, notify Account Debtors that Collateral has been assigned to Agent on behalf of the Banks and that payments shall be made directly to Agent. Upon request of the Agent, Company will so notify such Account Debtors and will indicate on all billings to such Account Debtors that their accounts must be paid to or as directed by Agent. The Agent acting

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on behalf of the Banks  shall have full power to collect,  compromise,  endorse, sell or otherwise deal with the Collateral or proceeds thereof in the name of the Agent or in the name of Company, provided that Agent shall act in a commercially reasonable manner. Company further shall cause the Subsidiaries to provide powers of attorney to Agent on substantially the foregoing terms.

         12.18 WAIVER OF JURY TRIAL. THE BANKS, THE AGENT AND THE COMPANY AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS OR ANY RELATED INSTRUMENT OR AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTION OF ANY OF THEM. NEITHER THE BANKS, THE AGENT, NOR COMPANY SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY THE BANKS AND THE AGENT OR COMPANY EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL OF THEM.

         12.19 Complete Agreement; Conflicts. This Agreement, the Notes, any Requests for Advance hereunder, and the other Loan Documents contain the entire agreement of the parties hereto, superseding all prior agreements, discussions and understandings relating to the subject matter hereof, and none of the parties shall be bound by anything not expressed in writing. In the event of any conflict between the terms of this Agreement and the other Loan Documents, this Agreement shall govern.

         12.20 Severability. In case any one or more of the obligations of Company under this Agreement, the Notes or any of the other Loan Documents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining obligations of Company shall not in any way be affected or impaired thereby, and such invalidity, illegality or unenforceability in one jurisdiction shall not affect the validity, legality or enforceability of the obligations of Company under this Agreement, the Notes or any of the other Loan Documents in any other jurisdiction.

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         12.21 Table of Contents  and  Headings.  The table of contents  and the headings of the various subdivisions hereof are for convenience of reference only and shall in no way modify or affect any of the terms or provisions hereof.

         12.22 Construction of Certain Provisions. If any provision of this Agreement or any of the other Loan Documents refers to any action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person, whether or not expressly specified in such provision.

         12.23 Independence of Covenants. Each covenant hereunder shall be given independent effect (subject to any exceptions stated in such covenant) so that if a particular action or condition is not permitted by any such covenant (taking into account any such stated exception), the fact that it would be permitted by an exception to, or would be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default.

         12.24 Reliance on and Survival of Various Provisions. All terms, covenants, agreements, representations and warranties of Company or any party to any of the Loan Documents made herein or in any of the Loan Documents or in any certificate, report, Financial Statement or other document furnished by or on behalf of Company or any Subsidiary in connection with this Agreement or any of the other Loan Documents shall be deemed to have been relied upon by the Banks, notwithstanding any investigation heretofore or hereafter made by any Bank or on such Bank's behalf, and those covenants and agreements of Company set forth in Sections 6.12, 6.15(c), 10.1, 10.6, and 12.6 hereof (together with any other indemnities of Company or any Subsidiary contained elsewhere in this Agreement or in any of the other Loan Documents) and of Banks set forth in Section 12.14 hereof shall, notwithstanding anything to the contrary contained in this Agreement, survive the repayment in full of the Indebtedness and the termination of the Revolving Credit Aggregate Commitment.

         12.25 Effective Upon Execution. This Agreement shall become effective upon the execution hereof by Banks, Agent and Company and the issuance by
Company of the Notes hereunder, and shall remain effective until the Indebtedness has been repaid and discharged in full and no commitment to extend any credit hereunder or under any

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of  the  other  Loan  Documents,   whether  optional  or   obligatory,   remains
outstanding.

         12.26 Payment of Fees. Concurrent with the execution and delivery of this Agreement, Company shall pay to the Agent all costs and expenses required hereunder to be paid to Agent upon execution of this Agreement.



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         WITNESS  the due  execution  hereof as of the day and year first  above written.


COMPANY:                              VALASSIS COMMUNICATIONS, INC.


                                      By:       /s/ Barry P. Hoffman
                                         ------------------------------------
                                         Barry P. Hoffman
                                      Its: Secretary
                                      36111 Schoolcraft Road
                                      Livonia, Michigan 48150
                                      Attn: Barry P. Hoffman, Esq.
                                      Telephone (313) 591-3000
                                      Facsimile No. (313) 591-4460

AGENT:                                COMERICA BANK,

                                        as Agent


                                      By:     /s/ Peter A. Loeffler
                                         ------------------------------------
                                         Peter A. Loeffler
                                      Its: First Vice President
                                      One Detroit Center
                                      500 Woodward Avenue
                                      23rd Floor
                                      Detroit, Michigan 48226
                                      Attention: Peter A. Loeffler




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


BANKS:

Operations Contact:                            COMERICA BANK

Comerica Bank
One Detroit Center                             By:   /s/ Peter A. Loeffler
                                                  ______________________________
500 Woodward Ave.                                 Peter A. Loeffler
__________________                             Its: First Vice President
Detroit, Michigan 48226                        One Detroit Center
Attention:______________                       500 Woodward Avenue, 23rd Floor
Telephone No. (313) ________                   Detroit, Michigan 48226
                                               Attention: Peter A. Loeffler
                                               Telephone: (313) 222-2976
                                               Facsimile No. (313) 961-8516

Operations Contact:

WESTPAC BANKING CORPORATION                    WESTPAC BANKING CORPORATION

                                               By:   /s/ Craig L. Jones
                                                  ______________________________
                                                  Craig L. Jones
335 Madison Avenue                             Its: Vice President
New York, NY 10017                             335 Madison Avenue
Attention: Susan Wildstein                     New York, NY 10017
Telephone No. (212) 850-7936                   Attention: Craig L. Jones
Facsimile No. (212) 687-5176                   Telephone: (212) 850-7862
                                               Facsimile No. (212) 850-7619

The Long-Term Credit Bank of                   THE LONG-TERM CREDIT BANK OF
Japan, Ltd.                                    JAPAN, LTD. CHICAGO BRANCH

Chicago Branch                                 By:   /s/ Mark A. Thompson
                                                  ______________________________
190 S. LaSalle Street
Suite 800                                      Its:_____________________________
Chicago, Illinois 60603                        190 S. LaSalle Street
Attention: Will Schauble                       Suite 800

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


Telephone No. (312) 704-5494                   Chicago, IL 60603
Facsimile No. (312) 704-8717                   Attention: Koji Sasayama
                                               Telephone: (312) 704-5483
                                               Facsimile No. (312) 704-8505





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